UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Southwest Water Company
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Southwest Water Company
One Wilshire Building
624 South Grand Avenue, Suite 2900
Los Angeles, California 90017
www.swwc.com

Dear Southwest Water Stockholder:

We cordially invite you to attend the 2007 Annual Meeting of Stockholders of Southwest Water Company (NASDAQ: SWWC) to be held on Tuesday, May 22, 2007, at 10:00 a.m., Pacific Time, at the Millennium Biltmore Hotel Los Angeles, located at 506 South Grand Avenue, Los Angeles, California 90071. (See Map on back Cover)

Details of the business to be conducted at the Annual Meeting are provided in the accompanying Notice of Annual Meeting and Proxy Statement.

Included with this Proxy Statement is a copy of the Annual Report on Form 10-K for fiscal year 2006. We encourage you to read the enclosed materials.

Thank you for your ongoing support and continued interest in Southwest Water Company.

Sincerely,

Mark A. Swatek
Chief Executive Officer
and Chairman of the Board

SOUTHWEST WATER COMPANY
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on May 22, 2007

Dear Southwest Water Stockholder:

The Annual Meeting of Stockholders of Southwest Water Company, a Delaware corporation, will be held on Tuesday, May 22, 2007, at 10:00 a.m., Pacific Time, at the Millennium Biltmore Hotel Los Angeles, 506 South Grand Avenue, Los Angeles, California 90071 for the following purposes:

(1)            To elect three persons as Class III Directors each for a three-year term;

(2)            To approve the amendment extending the Company’s Employee Stock Purchase Plan; and

(3)            To consider such other business as may properly come before the meeting.

Only stockholders of record at the close of business on March 30, 2007, are entitled to notice of, and to vote at, this meeting.

By Order of the Board of Directors,

Shelley Farnham
Secretary

Los Angeles, California
March 30, 2007

YOUR VOTE IS IMPORTANT: Whether or not you plan to attend the Annual Meeting of Stockholders, we urge you to submit your proxy by our website www.proxyvote.com/swwc or telephone. These are quick and cost effective ways for you to submit your proxy. If you would prefer to vote by mail, please sign, date and return the enclosed proxy card in the postage-paid envelope provided. Please review the instructions on the proxy card for each of these voting options. If you return an executed proxy, and then attend the meeting, you may revoke your proxy and vote in person. Attendance at the meeting will not by itself revoke a proxy.

One Wilshire Building
624 South Grand Avenue, Suite 2900
Los Angeles, CA 90017

2007 ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT

SOLICITATION

This proxy statement (“Proxy Statement”) is furnished by and on behalf of the Board of Directors (the “Board” or “Directors”) of Southwest Water Company, a Delaware corporation (“Southwest Water,” “the Company,” “we,” or “us”), in connection with its solicitation of proxies to be voted at the Annual Meeting to be held on Tuesday, May 22, 2007 (the “Annual Meeting”), beginning at 10:00 a.m., Pacific Time, at the Millennium Biltmore Hotel Los Angeles, 506 South Grand Avenue, Los Angeles, California 90071 for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement and enclosed proxy card will be mailed on or about April 9, 2007 to the Company’s stockholders of record as of March 30, 2007 (the “Record Date”).

INFORMATION ABOUT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 22, 2007

Q:             What is the purpose of the Annual Meeting?

A:              At our Annual Meeting, we are asking stockholders to consider and vote upon matters described in the Notice of Annual Meeting of Stockholders. In addition, management will report on the performance of the Company and respond to questions from stockholders.

Q:             Who can attend the Annual Meeting?

A:               Our stockholders, Company representatives and guests can attend our Annual Meeting. Admission to the meeting depends on how your stock ownership is recorded. If your stock is held in the name of a bank, broker or other holder of record and you plan to attend the Annual Meeting, please obtain proof of ownership, such as a current brokerage account statement or certification from your broker. If your stock is registered with our transfer agent, Mellon Investor Services, LLC, (“Mellon” and/or “transfer agent”), all you need is proof of identify; no proof of ownership is needed.

Q:             Who can vote at this Annual Meeting?

A:               Owners of Southwest Water common stock or Series A preferred stock at the close of business on the Record Date are entitled to receive this notice and to vote their shares at the Annual Meeting. As of that date, there were 23,999,793 shares of common stock outstanding and 9,159 shares of Series A preferred stock outstanding. On each matter properly brought before the Annual Meeting, common shares will be entitled to one vote per share, and Series A preferred shares will be entitled to five votes per share. The combined total number of eligible votes is 24,008,952 shares.

Q:             What is the quorum requirement for the Annual Meeting?

A:               The presence at the meeting, in person or by proxy, of the holders of a majority of the eligible votes on the Record Date will constitute a quorum, permitting business to be conducted at the Annual Meeting. Proxies received, but marked as abstentions, and broker non-votes (i.e., shares that are not voted by the broker who is the record holder of the shares because the broker is not instructed to vote by the actual owner of the shares and does not have discretionary authority to vote such shares) will be included in the calculation of the number of votes considered to be present at the meeting. Abstentions and broker non-votes will not be counted “for” or “against” any matter.

Q:             What are the costs of proxy distribution and solicitation and who pays them?

A:               Southwest Water will bear the entire cost of this solicitation of proxies, including the preparation, assembly, printing and mailing of this Proxy Statement, the proxy card and any additional solicitation material that Southwest Water may provide to stockholders. Copies of solicitation material will be provided to brokerage firms, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward the solicitation material to beneficial owners. In addition, Southwest Water has retained Morrow and Company (“Morrow”) to act as a proxy solicitor for the Annual Meeting. Southwest Water has agreed to pay Morrow $5,000, plus reasonable out-of-pocket expenses, for proxy solicitation services. The original solicitation of proxies by mail may be supplemented by solicitation by telephone, facsimile and other means by Directors, officers and employees of Southwest Water. No additional compensation will be paid to these individuals for their services.

Q:             What information is contained in these materials?

A:               The information included in this Proxy Statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of Directors and our most highly paid officers or named executive officers, and certain other required information. Southwest Water’s 2006 Annual Report, proxy card and a return envelope are also enclosed.

Q:             What proposals will be voted on at the Annual Meeting?

A:               There are two proposals to be voted on at the Annual Meeting:

•        The election of three persons as Class III Directors for a three-year term or until their successors are duly elected and qualified; and

•        Approval of the Amendment to Extend the Company’s Employee Stock Purchase Plan to December 13, 2012.

If any other matters are properly presented at the Annual Meeting for consideration, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place, the persons named in the proxy will have discretion to vote on these matters in accordance with their best judgment.

Q:             What shares owned by me can be voted?

A:               Each share of Southwest Water stock issued and outstanding as of the close of business on the Record Date is entitled to vote on all items being voted upon at the Annual Meeting. You may cast one vote per share of common stock that you held on the Record Date. Holders of Series A preferred stock may cast five votes per share of preferred stock owned by them on the Record Date. You may vote all shares owned by you as of the Record Date, including shares that are: (1) held directly in your name as the stockholder of record; or (2) held for you as the beneficial owner through a stockbroker, bank or other nominee.

Q:             What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:               Most stockholders of Southwest Water hold their shares through a stockbroker, bank or other nominee (Beneficial Owner) rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If your shares are registered directly in your name with Mellon, you are considered the stockholder of record, and these proxy materials are being sent directly to you by Southwest Water. As the stockholder of record, you have the right to grant your voting proxy directly to Southwest Water or to vote in person at the Annual Meeting. Southwest Water has enclosed a proxy card for your use. You may also vote by Internet or the telephone as described below under “How can I vote my shares without attending the Annual Meeting?”.

Beneficial Owner of Shares Held in Street Name

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker on how to vote and are also invited to attend the Annual Meeting. Because you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a signed proxy from the record holder (e.g. your broker) giving you the right to vote the shares in person. Your broker or nominee has enclosed a voting instruction card for you to use in directing the broker or nominee how to vote your shares. Most stockholders may also vote by Internet or by the telephone as described below under “How can I vote my shares without attending the Annual Meeting?”.

Q:             How can I vote my shares in person at the Annual Meeting?

A:               Shares held directly in your name as the stockholder of record may be voted in person at the Annual Meeting. If you choose to do so, please bring the enclosed proxy card or proof of identification. Even if you plan to attend the Annual Meeting, Southwest Water recommends that you vote your shares in advance as described below so that your vote will be counted if you later decide not to attend the Annual Meeting. Shares held beneficially in a street name may be voted in person by you only if you obtain a signed proxy from the record holder (e.g., your broker) giving you the right to vote the shares in person.

Q:             How can I vote my shares without attending the Annual Meeting?

A:               If you are a registered stockholder, you may vote by Internet or the telephone, by following the instructions included with your proxy card. You may also complete and properly sign the accompanying proxy card and return it to Mellon and it will be voted according to your instructions. If you hold shares beneficially in street name, you may vote by submitting voting instructions to your broker, trustee or nominee. A large number of banks and brokerage firms are participating in the ADP Investor Communications Services (ADP) online program, which provides eligible stockholders who hold their shares in street name to vote by the Internet or telephone. If your bank or brokerage firm is participating in ADP’s program, your voting form will provide instructions. Please refer to the voting instructions below and those included on your proxy card or, for shares held beneficially in street name, the voting instruction card provided by your broker, trustee or nominee. The deadline for voting by Internet and the telephone is 11:59 p.m., Eastern Time, on May 21, 2007. If you vote by Internet or telephone, do not return your proxy card.

By the Internet – The website for Internet voting for stockholders of record is http://www.proxyvote.com/swwc. As with telephone voting, you can confirm that your instructions have been recorded. You can also request electronic delivery of future proxy materials with Internet voting. Most Southwest Water stockholders who hold shares beneficially in street name and live in the United States or Canada may vote by going to the site specified on the voting instruction card provided by their brokers, trustees or nominees.

By Telephone – Stockholders of record of Southwest Water stock who live in the United States or Canada may submit proxies by following the “Vote by Phone” instructions on their proxy card. Most Southwest Water stockholders who hold shares beneficially in street name and live in the United States or Canada may vote by phone by calling the number specified on the voting instruction card provided by their brokers, trustees or nominees.

By Mail – Stockholders of record of Southwest Water stock may submit proxies by completing, signing and dating their proxy card and mailing it in the accompanying pre-addressed envelope. Southwest Water stockholders who hold shares beneficially in street name may vote by mail by completing, signing and dating the voting instruction card provided by their brokers, trustees or nominees and mailing it in the accompanying pre-addressed envelope.

Q:             Can I change my vote after I submit a proxy?

A:               As a stockholder of record, you may revoke your proxy at any time before it is voted at the Annual Meeting by doing any of the following:

•        Granting a new proxy, relating to the same shares and bearing a later date; or

•        Attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke your proxy. In order to revoke your proxy you must vote at the meeting.

•        If your shares are held in the name of a broker, bank or other nominee, you may change your vote by submitting new voting instructions to your bank, broker or other record holder. You must contact your bank, broker or other record holder to find out how to do so.

Q:             How are votes cast?

A:               In the election of Directors, you may vote “FOR” one or more of the nominees or your vote may be “WITHHELD” for one or more of the nominees. For all other proposals, you may vote “FOR,” “AGAINST” or “ABSTAIN” on each such proposal. If you vote “WITHHELD” or “ABSTAIN” it has the same effect as a vote “AGAINST.”

Q:             What is the voting requirement to approve each of the proposals?

A:               For Proposal 1, each nominee who receives the affirmative vote of a majority of votes cast by the holders of shares entitled to vote, voting in person or by proxy at the Annual Meeting, shall be elected a Director to serve for three years or until his or her successor has been elected and qualified. The election of Directors is a matter on which a broker or other nominee is generally empowered to vote, and therefore, no broker non-votes will exist in connection with Proposal 1.

For Proposal 2, the affirmative vote of a majority of votes cast by the holders of shares entitled to vote, voting in person or by proxy at the Annual Meeting is required for approval.

Abstentions on this proposal will have the effect of a vote against such proposal. Brokers are authorized to vote on this proposal.

Q:             What does it mean if I receive more than one proxy or voting instruction card?

A:               It means your shares are registered differently or are in more than one account. Please provide voting instructions for each proxy and voting instruction card you receive.

Q:             Who will count the votes?

A:               The inspector of election, a representative of Mellon, will be present at the meeting and will count the votes.

Q:             Where can I find the voting results of the Annual Meeting?

A:               Southwest Water intends to announce preliminary voting results at the Annual Meeting and publish final results in its quarterly report on Form 10-Q for the second quarter of fiscal 2007.

Q:             How would my shares be voted if I do not specify how they should be voted?

A:               If you sign and return your proxy card without indicating how you want your shares to be voted, the person who is named on the proxy card as the proxy holder appointed by you, will vote your shares in accordance with the recommendations of the Board as follows:

Proposal 1:  For the election of all three nominees for Class III Directors;

Proposal 2:  For the Amendment extending the Company’s Employee Stock Purchase Plan.

INFORMATION ON BENEFICIAL OWNERSHIP OF PRINCIPAL STOCKHOLDERS

As of March 30, 2007, the Company’s records and other information available from outside sources indicated that the following stockholders were beneficial owners of more than five percent of the outstanding shares of the Company’s common stock. The Information below is as reported in their filing with the Securities and Exchange Commission (“SEC”). The Company is not aware of any other beneficial owner of more than 5% of the Company’s common stock.

Class of Stock	Name and Address of Beneficial Owner	Number of Shares Beneficially Owned		Percentage of Class
Common Stock	AMVESCAP PLC Stein Roe Investment Counsel, Inc. PowerShares Capital Management LLC 30 Finsbury Square London EC2A 1AG England	2,308,914	(1)	9.79%
Common Stock	Pictet Asset Management SA 60 Route Des Acacias Geneva 73 Switzerland CH-12 11	1,399,800	(2)	5.93%
Common Stock	Fisher Investments 13100 Skyline Blvd. Woodside, CA 94062	1,194,250	(3)	5.06%

(1)            Based on a Schedule 13G filed with the SEC on February 14, 2007, these securities are owned by various individual and institutional investors for whom AMVESCAP PLC the parent company to Stein Roe Investment Counsel, Inc, and PowerShares Capital Management (jointly “AMVESCAP”) serves as an investment advisor. Included in this amount are 11,025 shares held by Stein Roe Investment Counsel, Inc. and 2,297,889 held by PowerShares Capital Management LLC. AMVESCAP has sole voting power over 2,308,914 shares and sole dispositive power over 2,308,914 shares.

(2)            Based on a Schedule 13G/A filed with the SEC on February 14, 2007, these securities are owned by various individual and institutional investors for whom Pictet Asset Management SA (“PAM SA”) serves as an investment advisor. Included in this amount are 1,399,800 shares held by PAM SA. PAM SA has sole voting power over 1,399,800 shares and sole dispositive power over 1,399,800 shares.

(3)            Based on a Schedule 13G filed with the SEC on January 16, 2007, these securities are owned by various individual and institutional investors for whom Fisher Investments serves as an investment advisor. Included in this amount are 1,194,250 shares held by Fisher Investments. Fisher Investments has sole voting power over 615,450 shares and sole dispositive power over 1,194,250 shares.

INFORMATION ON BENEFICIAL OWNERSHIP OF DIRECTORS
AND NAMED EXECUTIVE OFFICERS

The following table provides information concerning the beneficial ownership of our common stock as of March 30, 2007 for: (i) each Director and nominee for Director of the Company, (ii) each named executive officer in the Summary Compensation Table on page 21, and (iii) all Directors (including nominees) and executive officer as a group. Except as otherwise noted, to our knowledge, the named individuals or their family members have sole voting and investment power with respect to the securities beneficially owned by the stockholder.

We calculate beneficial ownership by including shares owned in each Director’s or named executive officer’s name (or by any member of his or her immediate family). Also, in calculating the percentage ownership, we count securities which the Director or named executive officer could purchase within 60 days (such as exercisable stock options that are listed in a separate column as outstanding securities). No Director or named executive officer owns shares of our preferred stock.

Name of Beneficial Owner	Common Stock(1)	Exercisable Options(2)	Total Stock Shares and Exercisable Options
Directors
James C. Castle, PhD	41,859	11,012	52,871
H. Frederick Christie	38,603	60,017	98,620
Linda Griego	5,250	10,500	15,750
Donovan D. Huennekens	103,367	60,017	163,384
William D. Jones	4,135	27,287	31,422
Maureen A. Kindel	0	61,761	67,761
Richard G. Newman	73,840	55,236	129,076
Named Executive Officers
Anton C. Garnier	367,009	342,553	709,562
Mark A. Swatek	784	37,500	38,284
Cheryl L. Clary	0	12,557	12,557
Michael O. Quinn	29,705	42,799	72,504
Stephen C. Held	0	20,814	20,814
James E. Mann	114	3,700	3,814
Peter J. Moerbeek(3)	91,756	0	91,756
All Directors and Executive Officers as a Group (14)	756,422	745,753	1,502,175

(1)           Includes shares held directly or in joint tenancy, shares held in trust, by broker, bank nominee or other indirect means over which the individual has voting or shared voting and/or investment power.

(2)           Includes options that become exercisable within 60 days of March 30, 2007.

(3)           Mr. Moerbeek resigned from the Company in June 2006 and entered into a consulting agreement with the Company following his termination. As permitted by the terms of the option plan, Mr. Moerbeek exercised a significant number of options during the year.

PROPOSAL 1: ELECTION OF CLASS III DIRECTORS

General

The Board of Directors currently consists of nine Directors divided into three classes consisting of three Directors each (Class I, Class II and Class III). Directors in each class are elected to serve for three-year terms that expire in successive years so that the stockholders elect one class of Directors at each annual meeting. The terms of the Class III Directors will expire at the upcoming Annual Meeting. The Board has nominated Christie, Garnier and Griego for election as Class III Directors for three-year terms expiring at the annual meeting of stockholders to be held in 2010 or until their successors are elected and qualified. Each nominee currently serves as a Class III Director.

Each nominee has consented to being named in this Proxy Statement and has agreed to serve if elected. The affirmative vote of a majority of the votes cast at the Annual Meeting is required to elect the three nominees as Directors. This means that the three nominees will be elected if they receive more affirmative votes than any other person. Beginning on the next page, the principal occupation and certain other information is provided on the nominees and the Directors whose terms of office will continue after the Annual Meeting.

Nominees and Continuing Directors

The following table provides information on the people who serve as Directors as of March 30, 2007:

Class	Names
Class I Directors (expires 2008)	James C. Castle, PhD
William D. Jones
Maureen A. Kindel

Class II Directors (expires 2009)	Donovan D. Huennekens
Richard G. Newman
Mark A. Swatek

Class III Directors (expires at this meeting)	H. Frederick Christie
Anton C. Garnier
Linda Griego

At the Annual Meeting, the stockholders will vote to elect three Class III Directors, whose terms will expire at our Annual Meeting of stockholders in 2010, subject to the election and qualification of their successors or to their earlier death, resignation or removal.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR H. FREDERICK CHRISTIE, ANTON C. GARNIER AND LINDA GRIEGO AS DIRECTORS TO HOLD OFFICE UNTIL OUR ANNUAL MEETING OF STOCKHOLDERS IN 2010 OR UNTIL THEIR RESPECTIVE SUCCESSORS ARE DULY ELECTED AND QUALIFIED. THE PERSONS NAMED IN THE ENCLOSED PROXY WILL VOTE YOUR PROXY IN FAVOR OF THESE NOMINEES UNLESS YOU SPECIFY A DIFFERENT CHOICE IN YOUR PROXY.

NOMINEES FOR ELECTION AT ANNUAL MEETING (CLASS III)

H. Frederick Christie, 73	Director since 1996

Mr. Christie is an independent consultant. He retired in 1990 as president and chief executive officer of the Mission Group, a subsidiary of SCEcorp (now Edison International). From 1984 to 1987, he served as president of Southern California Edison Company, a subsidiary of SCEcorp. Mr. Christie is a director of IHOP Corporation, AECOM and Ducommun Incorporated. He also serves on the boards of 21 mutual funds managed by the Capital Research and Management Company.

Anton C. Garnier, 66	Director since 1968 Executive Vice Chair since 2006

Mr. Garnier joined the Company in 1968 and retired as chief executive officer and chairman of the Board in May of 2006. He is now the executive vice chairman of the Board of Directors of the Company. He is past president of the National Association of Water Companies, has been actively involved in the American Water Works Association and California Water Association. Other current and past affiliations include the World Business Council, Chief Executives Organization and Young Presidents Organization.

Linda Griego, 59	Director since 2006

Ms. Griego previously served as a Director of the Company from 2001 until May 2006. In December of 2006, she was approved by the Board of Directors to fill a vacancy. Ms. Griego is president and chief executive officer of Griego Enterprises, which includes Zapco Entertainment Group, LLC, a television programming production company, and Engine Company No. 28, a restaurant she founded in 1988. Ms. Griego serves on the board of CBS Corporation, City National Bank, AECOM Technology Corporation and Granite Construction, Inc. She is also a trustee of the Robert Wood Johnson Foundation and David and Lucile Packard Foundation.

DIRECTORS CONTINUING IN OFFICE WITH TERMS EXPIRING IN 2008 (CLASS I)

James C. Castle, PhD, 70	Director since 2002

Dr. Castle is president and chief executive officer of Castle Information Technologies, LLC, an information technology consulting firm. He serves on the boards of PMI Group, Inc., ADC Telecommunications, Inc. and VeriFone, Inc. Dr. Castle holds a doctorate in computer information sciences and a masters of science in electrical engineering from the University of Pennsylvania

William D. Jones, 51	Director since 2004

Mr. Jones is president, chief executive officer and owner of CityLink Investment Corporation and City Scene Management Company. Prior to founding CityLink Investment Corporation Mr. Jones served as general manager of a $400 million commercial real estate portfolio in the northwest for Prudential Realty Group. He is a director of Sempra Energy, certain funds in the American Funds Family, the San Diego Regional Economic Development Corporation and the San Diego Padres. Mr. Jones also serves on the board of trustees of the Francis Parker School.

Maureen A. Kindel, 69	Director since 1997

Ms. Kindel currently serves as senior managing director of GCG Rose & Kindel, a consulting and public affairs firm. She is past president of the City of Los Angeles Board of Public Works, a founding and current member of each of the Pacific Counsel on International Policy, the board of Governors of Town Hall of Los Angeles and the Los Angeles Amateur Athletic Foundation. She serves on the board of the International Foundation of Election Systems on which she chairs the Nominating Committee, and is a regent of Loyola Marymount University. Ms Kindel also sits on the board of Directors of the Los Angeles Chamber of Commerce.

DIRECTORS CONTINUING IN OFFICE WITH TERMS EXPIRING IN 2009 (CLASS II)

Donovan D. Huennekens, 70	Director since 1969

Mr. Huennekens is a partner of HQT Homes, a real estate development company, a private real estate investor, and a director of Bixby Ranch Company, a privately owned family company primarily in the business of developing, managing and owning commercial real estate. Mr. Huennekens also serves on the Compensation Committee of the Board of Bixby Ranch Company. He has been an active member of numerous business and professional organizations, including the Federal National Mortgage Associations advisory board and the Financial Executives Institute.

Richard G. Newman, 72	Director since 1991

Mr. Newman is founder, chairman and a director of AECOM Technology Corporation, the parent of several subsidiaries that provide engineering and diversified professional, technical and management support services throughout the world. Mr. Newman is also a director of Sempra Energy Company and serves on the boards of 14 mutual funds managed by the Capital Research and Management Company. He is a member of the College of Fellows of the Institute for the Advancement of Engineering and a member of the Chief Executives Organization, American Society of Civil Engineers and National Society of Professional Engineers.

Mark A. Swatek, 54	Director since 2006

Mr. Swatek joined Southwest Water Company as chief executive officer and chairman of the Board in May 2006. From 2005 until joining Southwest Water, he was president of MWH Municipal and State Services, the largest operating division of MWH Global. In this capacity, he managed municipal operations, primarily involving water/wastewater engineering, program management, and facility design-build activities for city, county and state governments throughout the U.S. From 2000 to 2005, Mr. Swatek was president of MWH Constructors, the design-build construction subsidiary of MWH Global. Mr. Swatek also served as a member of the board of directors of MWH Global from 2003 to 2006, MWH Constructors from 2000 to 2006 and MWH Americas from 2005 to 2006. A registered professional civil engineer, he has served as a director on a number of boards of engineering and construction companies.

GOVERNANCE OF THE COMPANY

Corporate General Guidelines

Southwest Water is committed to having sound corporate governance principles. Our Board believes that the purpose of corporate governance is to ensure we maximize stockholder value while meeting applicable legal requirements with the highest standards of integrity. The Board has adopted and adheres to corporate governance practices which the Board and senior management believe promotes this purpose. We continually review these governance practices, Delaware law (the state in which we are incorporated), the rules and listing standards of NASDAQ Stock Market, Inc. (“NASDAQ”) and SEC regulations, as well as best practices suggested by recognized governance authorities.

Southwest Water maintains a corporate governance page on its website, which includes key information about its corporate governance initiatives, including Southwest Water’s Corporate Governance Guidelines and charters for each of the Committees of the Board. The corporate governance page of the Company can be found at www.swwc.com by clicking on Investor Relations then Governance & Management.

Code of Ethics

Our Code of Ethical Conduct for all employees and our Code of Ethics for Directors and Executive Officers (“Code of Ethics”) can also be found on our website www.swwc.com by clicking on Investor Relations then Governance & Management. The Code of Ethics is intended to comply with the requirements of the Sarbanes Oxley Act of 2002 and applies to our Directors and named executive officers, including our chief executive officer, senior financial officer and other members of the Company’s senior management team. We will provide without charge to any person, by written or oral request, a copy of our Code of Ethics. Requests should be directed to Corporate Communications, Southwest Water Company, One Wilshire Building, 624 South Grand Avenue, Suite 2900, Los Angeles, California 90017.

Board Meeting Criteria

Southwest Water’s Corporate Governance Guidelines contain Board membership criteria that apply to nominees for a position on Southwest Water’s Board. Under these criteria, members of the Board must have professional and personal ethics and values consistent with longstanding Southwest Water values and standards. They should have broad experience at the policy-making level in business, government, education, technology or public interest. They should be committed to enhancing stockholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. Their service on other boards of public companies should be limited to a number that permits them, given their individual circumstances, to perform all Director duties responsibly. Each Director must represent the interests of all stockholders of the Company.

Nominations for Directors

The Nominating and Governance Committee uses a variety of methods to identify and evaluate nominees for Director, including materials provided by professional search firms or other parties. In the event that Board vacancies are anticipated, or otherwise arise, the Nominating and Governance Committee considers various potential candidates for Director. Candidates may come to the attention of the Nominating and Governance Committee through current Board members, professional search firms, stockholders or other persons. These candidates are evaluated at meetings of the Nominating and Governance Committee, and may be considered at anytime during the year. In evaluating such nominations, the Nominating and Governance Committee seeks to achieve a balance of knowledge, experience and capability on the Board.

The Board nominates the Director candidates it deems most qualified for election by the stockholders after consideration of the recommendation by the Nominating and Governance Committee. In accordance with the Bylaws of the Company, the Board will be responsible for filling vacancies or newly created Directorships on the Board that may occur between annual meetings of stockholders.

Stockholder Recommendations

The Company’s Corporate Governance Guidelines allow stockholders to recommend Director nominees for consideration by the Nominating and Governance Committee by writing to the Corporate Secretary at least 90 days before the Annual Meeting, specifying the nominee’s name and qualifications for Board membership. Following verification of the stockholder status of the person submitting the recommendation and review of minimum qualifying standards, all properly submitted recommendations are brought to the attention of the Nominating and Governance Committee at the next Committee meeting. Candidates recommended by a stockholder will be evaluated in the same manner as any candidate identified by the Nominating and Governance Committee.

The Company’s Amended and Restated Bylaws (“Bylaws”) allow stockholders to recommend business, including recommending Director nominees, to come before a special meeting or Annual Meeting of the Company by providing notice to the Corporate Secretary at least 90 days before the Annual Meeting. Such notice must comply with the requirements of our Bylaws.

Director Independence

Based on information solicited from each Director in the form of an annual questionnaire and upon the advice and recommendation of the Company’s Nominating and Governance Committee, the Board has determined that each of the current Directors, except the Chairman of the Board and Chief Executive Officer (Mr. Swatek) and the Executive Vice Chairman (Mr. Garnier), has no material relationship with Southwest Water (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company) and is “independent” within the meaning of the director independence standards, as currently in effect. The NASDAQ independence definition includes a series of objective tests, such as the Director is not an employee of the Company and not engaged in various types of business dealings with the Company. Furthermore, the Board has determined that each of the members of the Audit, Compensation and Organization, and Nominating and Governance Committees has no material relationship with Southwest Water (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company), and is “independent” within the meaning of NASDAQ’s director independence standards.

Independent Director sessions of non-employee Directors are held at each regularly scheduled Board meeting. The sessions are chaired by an independent Director selected by the Board from time to time. Any Director can request that an additional independent Director session be scheduled.

Related Party Transactions

The Company is required by law and generally accepted accounting principles to disclose to investors certain transactions between the Company and a related party. A related party would include a director, nominee for director, executive officer, certain stockholders, and certain others. As a part of the process in determining its disclosure obligations, the Company circulates a questionnaire to each Director, nominee for director, executive officer, and other persons who the Company believes could be a related party containing questions calculated to discover the existence of a related party transaction. The Company also conducts such other investigations, as it deems appropriate under the circumstances.

Confidential Rights, Complaints and Communication with the Board

The Board has established procedures, which enable the Company’s employees and stockholders to submit anonymous and confidential reports of suspected or actual violations of the Company’s Code of Ethics or any of the following: Violations of law, illegal or unsound accounting practices; internal accounting controls; theft or fraud; insider trading; or conflicts of interest. The toll-free number available to them 24 hours a day, seven days a week is published and regularly distributed to all employees.

Stockholders may communicate with the Board by writing to the Secretary at Southwest Water Company, One Wilshire Building, 624 South Grand Avenue, Suite 2900, Los Angeles, California 90017. The Secretary will forward all communications to the full Board or the appropriate committee with a copy to the Chairperson of the Nominating and Governance Committee.

BOARD MEETINGS

The Board met eleven times during fiscal 2006. Each Director attended at least 75% of all Board and applicable Committee meetings. The Board also encourages attendance at the Annual Meeting of stockholders by all nominees for election as directors and all directors whose term of office will continue after the meeting. Last year all Directors attended the Annual Meeting, with exception to Mr. James C. Castle. Under the Company’s Corporate Governance Guidelines, each Director is expected to dedicate sufficient time, energy and attention to ensure the diligent performance of his or her duties, including attending the Annual Meeting of stockholders of the Company, meetings of the Board and Committee meetings of which he or she is a member.

The Board has four standing committees: (i) Audit; (ii) Compensation and Organization; (iii) Financial Planning and Investment; and (iv) Nominating and Governance. Each of the Committees operates under a written charter adopted by the Board. The Committee charters are available on Southwest Water’s website at www.swwc.com under the Investor Relations tab, Governance and Management.

COMMITTEES OF THE BOARD

The Committees of the Board on which certain Directors served during 2006, and the number of meetings held in 2006 by the Committees are identified below.

Name of Director	Audit	Compensation and Organization	Financial Planning and Investment	Nominating and Governance
Non-Employee Directors:
James C. Castle, PhD	X		X
H. Frederick Christie(1)	X	Chair	X	X
Linda Griego(2)		X		X
Donovan D. Huennekens	Chair	X
William D. Jones(3)	X		X	X
Maureen A. Kindel(4)	X	X		Chair
Richard G. Newman(5)		X	Chair	X
Employee Directors:
Anton C. Garnier			X
Number of Meetings in Fiscal 2006	6	9	2	5

X= Committee member

(1)            H. Frederick Christie was a member of the Financial Planning and Investment Committee until May 2006, when he joined the Audit Committee.

(2)            Linda Griego was a member of both the Compensation and Organization and Nominating and Governance Committees until May 2006.

(3)            William D. Jones was elected to the Nominating and Governance Committee in May of 2006.

(4)            Maureen A. Kindel was a member of the Audit Committee until May 2006, when she joined the Compensation and Organization Committee.

(5)            Richard G. Newman was a member of the Nominating and Governance Committee until May 2006.

Audit Committee

The Audit Committee of Southwest Water’s Board of Directors consists of four independent Directors, in compliance with the listing standards of the NASDAQ and the SEC rules. They are Messrs. Huennekens (Chair), Castle, Christie and Jones, Ms. Kindel was a member of the Committee until May 2006. The Audit Committee operates under a written charter adopted by the Board of Directors that sets forth its responsibilities and authority. The Audit Committee Charter is available on Southwest Water’s website at www.swwc.com.

The Audit Committee has the duties prescribed in its Charter and is responsible for overseeing the Company’s financial reporting and disclosure process on behalf of the Board of Directors. It reviews, acts on and reports to the Board of Directors with respect to (among other things) auditing performance and practices, accounting policies, financial reporting, and disclosure practices of the Company.

The Board of Directors has determined that each Audit Committee member has sufficient knowledge in financial and auditing matters to serve on this Committee. In addition the Board has determined that at least one member of the Audit Committee, Donovan D. Huennekens, qualifies as an “Audit Committee Financial Expert” as defined by the SEC rules. The Board has also determined that each of the Audit Committee members satisfies the SEC rules regarding independence and the NASDAQ requirements for Audit Committee membership including financial sophistication. Stockholders should understand that the “financial expert” designation is a disclosure requirement of the SEC related to Mr. Huennekens experience and understanding with respect to certain accounting and auditing matters. The designation does not impose upon Mr. Huennekens any duties, obligations or liabilities that are greater than are generally imposed on him as a member of the Audit Committee and the Board. His designation as an Audit Committee Financial Expert pursuant to this SEC requirement does not affect the duties, obligations or liability of any other member of the Audit Committee or the Board. The Committee reviews and evaluates annually its performance and charter.

Compensation and Organization Committee

The Compensation and Organization Committee assists the Board in reviewing the performance and approving the compensation of Southwest Water’s executives. The Committee provides general oversight of Southwest Water’s equity compensation plans and benefits programs and approves grants of equity compensation under the Company’s equity incentive plans. The Committee reviews and evaluates annually its performance and charter.

Financial Planning and Investment Committee

The Financial Planning and Investment Committee assists the Board in overseeing the Company’s long-term strategic planning, new business development, acquisitions, mergers and overall investment policy. The Committee reviews and analyzes significant financial matters, such as assisting in the evaluation of proposed merger and acquisition transactions and other financial investment activities. It also reviews Southwest Water’s capitalization, including credit management, risk concentration and return on invested capital. The Committee reviews and evaluates annually its performance and charter.

Nominating and Governance Committee

The Nominating and Governance Committee identifies individuals qualified to become Board members; recommends Director candidates to the Board for election and re-election; and develops and recommends corporate governance principles, including giving proper attention and making effective responses to stockholder concerns regarding corporate governance. Please refer to our section on “Governance of the Company” for more information on the Company’s governance guidelines. The Committee reviews and evaluates annually its performance and charter.

COMPENSATION DISCUSSION AND ANALYSIS

Overview

This Compensation Discussion and Analysis describes how we compensated the persons who served as the Company’s Chief Executive Officer and Chief Financial Officer and the other persons included in the Summary Compensation Table on page 23 during fiscal year 2006. Collectively, this group of executive officers is referred to as the named executive officers.

The Compensation and Organization Committee (the Committee) of our Board of Directors is responsible for determining the compensation of the named executive officers and the other members of the Company’s senior management team. The Committee also reviews and oversees all long-term incentive and equity-based plans, defined contribution plans, our deferred compensation plan, the Supplemental Executive Retirement Plan, and change-of-control agreements.

Objectives

Our executive compensation programs are designed with the intent of attracting, motivating and retaining experienced executives and rewarding them for their contributions to the Company’s achievement of its annual and long-term goals. We believe that in this way we can align the interests of our executives with those of our stockholders. We try to match compensation practices of our competitors and peer group companies overall; but we put a greater relative emphasis on incentives to increase the relationship of pay to Company performance and offer greater compensation potential for superior performance.

Role of Executive Officers in Compensation Decision

Our Chief Executive Officer, other members of management and outside advisors may be invited to attend Committee meetings depending on the matters to be discussed. The Committee may solicit the input of the Chief Executive Officer as it relates to the compensation of other named executive officers. However, neither the Chief Executive Officer nor any other member of management votes on items before the Committee.

Setting Executive Compensation

The Committee has structured base salary, non-equity incentive plan awards and long-term equity based incentive awards to motivate named executive officers to achieve goals set by the Company and to reward achievement of those goals. The Committee engaged Towers Perrin, a global professional HR services firm, as a compensation consultant during 2006 to assist in reviewing compensation elements discussed below. Towers Perrin has provided the Committee with a variety of suggested executive compensation elements, peer group data, and other advice and information which the Committee considered in reaching its decisions.

Components of Executive Compensation

The basic elements of compensation for our named executive officers are:

•       Base salary;

•       Non-equity incentive plan awards;

•       Long-term equity based incentive awards;

•       Retirement and other benefits; and

•       Perquisites.

Our named executive officers are compensated with a mix of these key components of compensation. The Committee reviews each element separately and then considers all elements together to ensure that the goals and objectives of our total compensation philosophy are met.

Base Salary

Our objectives in setting, reviewing and adjusting base salary are twofold: to attract and retain executive talent and to meet competitive practices. Our base salary is intended to provide reasonable and competitive pay for services to the Company.

The Committee reviews the base salaries of each of our named executive officers annually and the executive salary ranges periodically. The Committee determines the base salary of each named executive officer after considering the pay levels of our peer group, the executive’s individual performance, his or her long-term contributions, and the pay of others on the executive team. We target our executive base salary to be in the 50 percentile of our peer group. In 2006, our peer group consisted of four water utility companies and four services companies that provide services in a market similar to that which we serve or to the same clients we serve. These companies are:

Utility	Services
•American States Water Company	• Keith Companies, Inc.
• Aqua America	• Matrix Service Company
•California Water Service Group	• Michael Baker Company
•SJW Corporation	• TRC Companies

Periodically the peer group companies are reviewed with an outside compensation consultant and updated. To a lesser extent the Committee also considers base salary for individuals in comparable positions in general industry, the business requirements for certain skills, and the responsibilities of the executive.

Non-Equity Incentive Plan Awards

Our objective in providing annual non-equity incentive compensation in the form of cash bonuses is to motivate executives to make improvements in Company performance and to align the executive’s compensation with the Company’s performance and objectives. The greater the improvement in Company performance, the greater the incentive opportunity. We also believe annual non-equity incentive compensation is necessary to remain competitive with our peer group.

The Committee annually reviews non-equity incentives for executives in February or March to determine award payments for the last completed fiscal year, as well as to set performance goals and incentive targets for the current fiscal year. Non-equity incentives are highly discretionary but are based on threshold levels of earnings per share and net profit before taxes from continuing operations set by the Committee as well as certain non-financial operating results and specific business segment measures. Other factors considered are personal performance objectives above and beyond that expected of the executive and performance of a specific benefit to the Company not otherwise anticipated. When these targets are met, cash bonuses awarded cannot exceed 100% of base salary in the case of the Chief Executive Officer; and in the case of other executives, the percentage varies but is below 100%. The Committee approves the incentive level for the Chief Executive Officer and for each named executive officer taking into consideration the Chief Executive Officer’s recommendations. All the grants awarded to the named executive officers are detailed in the Grants of Plan-Based Awards table on page 25.

Long-Term Incentive Awards

The Company believes that stock-based long-term incentive awards align the interests of executives with those of stockholders. Both wish to see an increase in value. In addition, we believe stock ownership encourages executives to take a more entrepreneurial and longer term view of the Company and its business. In 2006 the Committee used non-qualified stock options as the form of long-term incentive. The amount of the option awards are based on rewarding individual contributions and a target of competitive total direct compensation relative to our peers. The non-qualified stock options awarded in March of 2006 have a term of 7 years and a day from the grant date, they vest ratably 20% each year over 5 years, and the exercise price is the closing price on the trading day immediately prior to the grant date.

Most of the long-term incentive awards made to named executive officers are made during the same time each year, typically February or March. These awards are referred to as in-cycle awards. The process for these awards is structured. The Chief Executive Officer reviews the performance of the named executive officers and management against long-term goals of the organization, strategic initiatives and the role each individual may have in moving the Company toward those goals and initiatives. The Chief Executive Officer recommends long-term incentive awards to the Committee, and the Committee after discussion and review, approves final awards.

Long-term incentive awards made to non-employee Directors are also made during the same time each year, following the Annual Meeting of Stockholders in May. These are also considered in-cycle awards. Each non-employee Director is awarded the same number of non-qualified options. The non-qualified stock option awarded to non-employee Directors in May of 2006 have a term of 7 years and a day from the grant date, they vest ratably 50% each year over 2 years, and the exercise price is the closing price on the trading day immediately prior to the grant date. The value of the awards made to the non-employee Directors in 2006 is detailed in the Directors Compensation table on page 40.

Occasionally there are out-of-cycle long-term incentives made to named executive officers. The most typical out-of-cycle awards are made when an executive is first hired or is promoted. These out-of-cycle long-term incentive awards, if more than 2,500 shares, require the Committee’s approval and are made effective as of the fifth business day following the date of hire. The Committee has delegated to the Chief Executive Officer the authority to make out-of-cycle long-term incentive awards of non-qualified stock options up to 2,500 shares, with the provision that the Committee is informed of the award at the next Committee meeting. There were two out-of-cycle long-term incentive awards made in 2006 to named executive officers. Both required the approval of the Committee.

The stockholders approved a new 2006 Equity Incentive Plan (the EIP) in May 2006 that replaced the non-qualified stock option plan described above. The EIP provides for additional forms of long-term incentives such as incentive stock options, restricted stock, restricted stock units, stock appreciation rights, performance shares and other stock-based awards. Long-term incentive awards made after the Annual Meeting of Stockholders were made in the form of non-qualified stock options from the EIP. The non-qualified stock options awarded after May 2006 have different features than those in the prior plan. The most notable difference is that the Committee may set a different vesting schedule for each award. Only one award was made from the EIP for Mr. Swatek as part of his employment offer. For that award the Committee set a vesting schedule of 50% in June 2007 and 50% in June 2008.

All options are granted at fair market value of the stock on the date of grant. Fair market value is determined as the closing price of the Company’s stock at the NASDAQ on the trading day preceding the date of grant, if not otherwise determined by the Compensation and Organization Committee. The Company hired an independent third party to audit option grants and pricing practices over the last ten years. This audit confirmed that no “Back Dating or “Spring Loading” of options occurred.

All the grants awarded to the named executive officers, both in-cycle and out-of-cycle, are detailed in the Grants of Plan-Based Awards table on page 25.

Retirement and Other Benefits

•       Profit Sharing/Savings Plans. All employees, including named executive officers, may participate in one of two 401(k) Plans depending on the subsidiary in which they work. The Services Group companies’ employees typically participate in the Profit Sharing 401(k) Plan, established in 1988 and the Utility Group companies’ employees typically participate in the 401(k) Retirement and Savings Plan, established in 1994.

•       In both plans, employees may elect to make before tax contributions of up to 60% of their base salary, subject to current Internal Revenue Service limits. Neither 401(k) Plan permits an investment in our stock. The Company matches employee contributions up to a set percentage of the employee’s contribution depending on the specific plan and the Company contributed portion has a specific vesting period. For the Profit Sharing 401(k) Plan, the Company matches 50% of the first 2% of the employee’s contribution. The Company’s contribution vests 100% after one year of service. For the 401(k) Retirement and Savings Plan, the Company matches 100% of the first 2% of the employee’s contribution and 50% of the next 4%. The Company match vests at a graduated rate over 6 years.

•       Discount Stock Purchase Plan. All employees, including named executive officers, may participate in the Employee Stock Purchase Plan (the ESPP), established in 1989, when they meet the eligibility requirements. Eligible employees are those who work more than 20 hours a week and are employed at least 90 days. The ESPP provides eligible employees an option to purchase the Company stock at a discounted price at the end of a set offering period. Our offering period is quarterly. The discount in the ESPP is 10% off the lesser of the Company’s stock price based on the average of the high and low price for the last or first three (3) days of the offering period. Employees can participate through payroll deduction and there is an annual Internal Revenue Service limit of $25,000 in value of stock that can be purchased through the ESPP.

•       Deferred Compensation Plan. The Company offers highly compensated employees and Directors an opportunity to participate in a nonqualified, unfunded Deferred Compensation Plan, established in 2002. In 2006, eighteen (18) employees and one (1) Director elected to participate in the Deferred Compensation Plan. The named executive officers who participated in the Deferred Compensation Plan are identified in the Nonqualified Deferred Compensation table. In the Summary Compensation Table and the Director Compensation Table, the base salary, non-equity plan award or fees to each named executive officer and Director who participated in the Deferred Compensation Plan have not been reduced by the amount of their deferral. In other words, base salary is base salary before any deferrals. Director fees reflect fees before any deferrals.

•       Pension Plan. The Company adopted a Supplemental Executive Retirement Plan (the SERP) in May 2000. Two named executive officers of the Company were selected by the Committee to participate in the SERP: Messrs. Garnier and Moerbeek. Under the SERP, in most cases, a vested participant with five to ten years of service is eligible for a yearly benefit for his lifetime beginning at age 65 equal to: The participant’s average annual five (5) year compensation multiplied by the applicable compensation percentage as defined by the SERP, less (1) the Social Security benefit for the most recent five years of employment and less (2) benefits received under the Company-sponsored Noncontributory Defined Benefit Pension Plan, which was terminated December 30, 1999.

The compensation used in determining final average compensation under the SERP is the participant’s base salary and excludes bonuses and other forms of compensation. The SERP is currently funded through corporate-owned life insurance.

Details about the pension benefit amounts are detailed in the Pension Benefits table. Mr. Moerbeek pre-selected a lump sum payment benefit upon his retirement as defined by the plan. As a result of his termination in June 2006, he received a lump-sum payment from the SERP as noted in the Pension Benefits table on page 29.

Health and Welfare Benefits

All full-time employees, including our named executive officers, may participate in our health and welfare benefit programs, including medical and dental coverage, disability insurance, life insurance and long-term care.

Perquisites

We provide additional benefits to named executive officers that match competitive market practice or are relevant to the business we conduct. All such payments are reflected in the Summary Compensation Table on page 23. Our Chief Executive Officer and certain named executive officers receive a car allowance or Company car. Additionally, the Company pays the monthly parking fees for named executive officers located in downtown Los Angeles.

Certain named executive officers are provided reimbursement for tax preparation up to an annual maximum of $1,000. The Chief Executive Officer and Executive Vice Chairman are reimbursed for tax preparation up to an annual maximum of $5,000.

Club membership is provided or reimbursed for certain named executive officers. The clubs to which certain named executives belong benefit the Company in the conduct of our business, through establishing or maintaining business connections and the conducting of business meetings. Also, we reimburse certain named executive officers for their membership in health clubs and for certain annual physical costs. Our belief is that the Company benefits by having its executive officers maintain their fitness.

Mr. Swatek was provided transition assistance in the form of the Company paying the expenses involved in commuting to Colorado for up to two trips a month for temporary housing until he acquired a new residence in the local area. Mr. Swatek was provided relocation assistance for his actual relocation expenses plus $600,000. An additional $300,000 was paid in January 2007.

Severance Agreements; Change of Control Agreements

Businesses face a number of risks, including the risk of losing executive talent when a new Chief Executive Officer joins the Company or there is a change in ownership of the Company. We believe that severance arrangements and change of control agreements with certain of our named executive officers has helped us attract and retain our executives. Post-Termination Benefits are detailed in the tables on pages 32-38.

Severance Agreements

In April 2006, the Company entered into an agreement with Cheryl L. Clary, Chief Financial Officer, which provides for a severance payment of 0.75 times Ms. Clary’s base salary and an additional cash payment of $25,000 should the Company under certain circumstances terminate her employment before May 15, 2007.

In April 2006, the Company entered into an agreement with Michael O. Quinn, President of the Utility Group, which provides for a severance payment of 1.5 times Mr. Quinn’s base salary and an additional cash payment of $25,000 should the Company under certain circumstances terminate his employment before May 15, 2008.

Change of Control Severance Agreements

The Company has a Change of Control Severance Agreement (CCSA) into which certain named executive officers and other key executive officers have entered. These agreements have a term of three (3) years subject to automatic renewal for three-year terms, unless a 90-day notice of non-renewal is given prior to the expiration of a current term. The CCSA ends if a named executive officer’s employment has terminated before the change of control has occurred.

Named executive officers who have entered into CCSA’s are Messrs. Swatek, Quinn, Held and Ms. Clary.

The CCSA provides that the executive officer will, upon a change of control as defined in the agreement, be entitled for a period of two (2) years after the change of control, to a severance payment if the executive officer’s employment is terminated by the Company for other than good cause. The severance consists of up to 2.99 times the sum of the executive’s most recent base salary plus the average bonus for the prior three full years. The severance benefits also include an acceleration of vesting of previously granted stock options held as of the date of the change of control. Total benefits may not exceed the limits imposed by Section 280G of the Internal Revenue Code. Details on the payments that each of the above named executive officers would receive in the event their employment terminates are shown on the Potential Payments Upon Post Termination tables specific to each named executive officer.

Stock Ownership Guidelines

Stock ownership guidelines have not been implemented by the Committee for our named executive officers. We will continue to periodically review and reevaluate our position with respect to stock ownership guidelines for executive officers.

Trading Policy

Our trading policy states that covered individuals, including the named executive officers and Directors, may not buy or sell Company securities or engage in any other action to take advantage of, or pass on to others, material non-public information about the Company. This policy also applies to information obtained in the course of employment relating to any other company, including our customers or suppliers.

The purchase or sale of stock by our officers and Directors may only be made during a window of time when all material information has been publicly disseminated as set by our Chief Financial Officer and reviewed by the Board of Directors at each board meeting.

Tax and Accounting Considerations of Executive Compensation

Section 162(m) of the Internal Revenue Code limits the deductibility of compensation in excess of $1 million paid by a public company to its chief executive officer and four other highest-paid executive officers unless certain specific and detailed criteria are satisfied. The Committee takes into consideration the economic effect on the Company of compensation which would not be deductible under Section 162(m) or otherwise and therefore considers the anticipated tax treatment to the Company and our executive officers when we review and establish compensation programs and payments. In the future, compensation may be set, for competitive or other reasons, which will not be fully deductible. The Company believes that for fiscal year 2006 there were no compensation amounts paid to any named executive officer, which were not deductible by reason of Section 162(m).

COMPENSATION AND ORGANIZATION COMMITTEE REPORT

The Compensation and Organization Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

THE COMPENSATION AND ORGANIZATION COMMITTEE

H. Frederick Christie, Chair
Donovan D. Huennekens
Maureen A. Kindel
Richard G. Newman

SUMMARY COMPENSATION TABLE

The following table summarizes the compensation paid or earned by each of the named executive officers during fiscal year 2006.

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Name and Principal Position	Year	Salary($)	Bonus($)	Stock Awards($)	Option Awards($)(1)	Non-Equity Incentive Plan Compensation($)	Change of Pension Value & Nonqualified Deferred Compensation Earnings($)	All Other Compensation($)	Total($)
Anton C. Garnier, Executive Vice Chairman(2)	2006	$390,000	$ 0	N/A	$ 73,655	$ 0	$ 343	$ 38,340	$ 502,338
Mark A. Swatek, Chief Executive Officer(3)	2006	$266,615	$ 0	N/A	$ 155,509	$ 250,000	N/A	$ 678,744	$ 1,350,868
Cheryl L. Clary, Chief Financial Officer(4)	2006	$205,000	$ 0	N/A	$ 71,909	$ 144,000	$ 1,762	$ 25,940	$ 448,611
Michael O. Quinn, President of the Utility Group(5)	2006	$227,000	$ 0	N/A	$ 79,056	$ 151,000	$ 2,370	$ 45,099	$ 503,255
Stephen C. Held, President of the Services Group(6)	2006	$191,211	$ 20,000	N/A	$ 92,210	$ 147,000	N/A	$ 23,799	$ 474,220
James E. Mann, Vice President, Controller(7)	2006	$167,923	$ 10,000	N/A	$ 29,279	$ 75,000	N/A	$ 11,598	$ 293,800
One named executive officer who would have been included as a named executive officer had he served until the end of 2006:
Peter J. Moerbeek, President and Chief Operating Officer(8)	2006	$174,873	$ 0	N/A	$ 147,652	0	$ 5,173	$ 19,019	$ 346,717

(1)             The figures reflect the dollar amount recognized for financial statement reporting purposes for fiscal  year ended December 31, 2006, in accordance with FAS 123(R), as described in footnote 13 in our Annual Report on Form 10-K.

(2)    Mr. Garnier, was Chief Executive Officer until May 2006, he deferred $3,000 of his salary in 2006. That amount is included in the salary figure above. Also, in 2006 Mr. Garnier received a car allowance for $12,000, which is included in his All Other Compensation total.

(3)             The All Other Compensation for Mr. Swatek includes the following: (i) a relocation bonus of $600,000 as part of the terms of his Executive Employment Agreement; (ii) $42,338 for relocation expenses which included rent for 3 months at $14,807, (iii) $21,192 for the physical move of his household goods from Colorado to Los Angeles; (iv) the remaining amount was used for other relocation expenses including several house hunting trips and return trips home; and (v) $10,096 with respect to a short-term consulting agreement which he entered into prior to his employment with the Company. On March 14, 2007, Mr. Swatek was granted Nonqualified Stock Options to purchase 25,000 shares of common stock with a fair market value of $12.76 and awarded 10,000 shares of Restricted Stock Awards.

See additional footnotes on the following page

(4)             Ms. Clary deferred 100% of her non-equity incentive award for 2006, that amount is included in her Non-Equity Incentive Plan Compensation above. On March 14, 2007, Ms. Clary was granted Nonqualified Stock Options to purchase 15,000 shares of common stock with a fair market value of $12.76 and awarded 5,000 shares of Restricted Stock Awards.

(5)             Mr. Quinn deferred $6,810 (3%) of his salary in 2006, that amount is included in his Salary figure above. Mr. Quinn also received a car allowance of $12,000 for 2006, which is included in his All Other Compensation total. On March 14, 2007, Mr. Quinn was granted Nonqualified Stock Options to purchase 15,000 shares of common stock with a fair market value of $12.76 and awarded 5,000 shares of Restricted Stock Awards.

(6)             On March 14, 2007, Mr. Held was granted Nonqualified Stock Options to purchase 15,000 shares of common stock with a fair market value of $12.76 and awarded 5,000 shares of Restricted Stock Awards.

(7)             On March 14, 2007, Mr. Mann was granted Nonqualified Stock Options to purchase 10,000 shares of common stock with a fair market value of $12.76.

(8)             Mr. Moerbeek deferred $1,300 of his salary in 2006. That amount is included in the salary figure above.

GRANTS OF PLAN BASED AWARDS

The following table provides information on grants on all plan-based awards to the named executive officers during fiscal 2006. The grant and action date refer to the All Other Option Awards in column (j). The option plans define fair market value of the option award as the closing price of the stock the trading day preceding the grant date, if not otherwise determined by the Compensation and Organization Committee.

(a)	(b)		(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)

			Estimated Possible Payouts Under			Estimated Future Payouts Under			All Other Stock Awards: Number of	All Other Option Awards: Number of	Exercise or Base Price of	Closing Market Price on
			Non-Equity Incentive Plan Awards			Equity Incentive Plan Awards			Shares of	Securities	Option	Option
Name and Principal Position	Grant Date	Action Date	Threshold ($)	Target ($)	Maximum ($)	Threshold ($)	Target ($)	Maximum ($)	Stock or Units(#)	Underlying Options(#)	Awards ($/Sh)	Grant Date($/Sh)
Anton C. Garnier, Executive Vice Chairman(1)	N/A	N/A	$78,000	$ 195,000	$ 390,000	N/A	N/A	N/A	0	0	N/A	N/A
Mark A. Swatek, Chief Executive Officer	06/02/06	05/31/06	$75,000	$ 187,500	$ 375,000	N/A	N/A	N/A	0	75,000	$ 13.20	$ 13.21
Cheryl L. Clary, Chief Financial Officer	03/07/06	03/07/06	$41,000	$ 82,000	$ 144,000	N/A	N/A	N/A	0	20,000	$ 17.75	$ 16.58
Michael O. Quinn, President of the Utility Group	03/07/06	03/07/06	$45,400	$ 90,800	$ 158,900	N/A	N/A	N/A	0	25,000	$ 17.75	$ 16.58
Stephen C. Held, President of the Services Group	03/07/06	03/07/06	$42,000	$ 84,000	$ 147,000	N/A	N/A	N/A	0	25,000	$ 17.75	$ 16.58
	03/27/06	03/27/06								10,000	$ 16.48	$ 16.44
James E. Mann, Vice President, Controller	03/07/06	03/07/06	$33,000	$ 49,500	$ 82,500	N/A	N/A	N/A	0	8,000	$ 17.75	$ 16.58
One named executive officer who would have been included as a named executive officer had he served until the end of 2006:
Peter J. Moerbeek, President and Chief Operating Officer	03/07/06	03/07/06	$58,000	$ 145,000	$ 290,000	N/A	N/A	N/A	0	50,000	$ 17.75	$ 16.58

(1)             Mr. Garnier, was Chief Executive Officer until May 2006.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table provides information on outstanding equity awards to the named executive officers during fiscal 2006.

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
	Option Awards					Stock Awards
Name and Principal Position	Number of Securities Underlying Unexercised Options(#) Exercisable	Number of Securities Underlying Unexercised Options(#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options(#)	Option Exercise Price($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested(#)	Market Value of Shares or Units of Stock That Have Not Vested($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(#)
Anton C. Garnier, Executive Vice Chairman(1)	91,162	0	0	$4.98	2/5/2009	N/A	N/A	N/A	N/A
	91,162	0	0	$7.19	1/14/2010
	67,915	16,977	0	$8.88	2/8/2009
	44,100	29,400	0	$8.44	4/1/2010
	0	49,612	0	$12.97	2/12/2011
Mark A. Swatek, Chief Executive Officer(2)	0	75,000	0	$13.20	6/3/2013	N/A	N/A	N/A	N/A
Cheryl L. Clary, Chief Financial Officer(3)	3,308	9,922	0	$11.02	10/26/2011	N/A	N/A	N/A	N/A
	0	21,000	0	$11.39	3/9/2012
	0	20,000	0	$17.75	3/8/2013
Michael O. Quinn, President of the Utility Group(4)	6,175	1,542	0	$8.88	2/8/2009	N/A	N/A	N/A	N/A
	8,820	5,880	0	$8.44	4/1/2010
	6,615	9,922	0	$12.97	2/12/2011
	4,200	16,800	0	$11.39	3/9/2012
	0	25,000	0	$17.75	3/8/2013
Stephen C. Held, President of the Services Group(5)	0	4,633	0	$8.88	2/8/2009	N/A	N/A	N/A	N/A
	0	5,883	0	$8.44	4/1/2010
	0	9,261	0	$12.97	2/12/2011
	0	12,600	0	$11.39	3/9/2012
	0	25,000	0	$17.75	3/8/2013
	0	10,000	0	$16.48	3/28/2013
James E. Mann, Vice President, Controller(6)	2,100	8,400	0	$13.24	9/13/2012	N/A	N/A	N/A	N/A
	0	8,000	0	$17.75	3/7/2013
One named executive officer who would have been included as a named executive officer had he served until the end of 2006:
Peter J. Moerbeek, President and Chief Operating Officer	0	13,583	0	$8.88	2/8/2009	N/A	N/A	N/A	N/A
	0	23,520	0	$8.44	4/1/2010
	0	33,075	0	$12.97	2/12/2011
	0	50,000	0	$17.75	3/8/2013

See footnotes on the following page.

(1)         Mr. Garnier was Chief Executive Officer until May 2006. On February 4, 1999 91,162 (dividend-adjusted) options were granted to Mr. Garnier. Options vest 1/5 on each anniversary until they were fully vested on February 4, 2004. On January 13, 2000 91,162 (dividend-adjusted) options were granted to Mr. Garnier. Options vest 1/5 on each anniversary until they were fully vested on January 13, 2005. On February 7, 2002 84,892 (dividend-adjusted) options were granted to Mr. Garnier. Options vest 1/5 on each anniversary until they are fully vested on February 7, 2007. On March 31, 2003 73,500 (dividend-adjusted) options were granted to Mr. Garnier. Options vest 1/5 on each anniversary until they are fully vested on March 31, 2008. On February 11, 2004 82,687 (dividend-adjusted) options were granted to Mr. Garnier. Options vest 1/5 on each anniversary until they are fully vested on February 11, 2009.

(2)         On June 2, 2006 75,000 options were granted to Mr. Swatek. Options vest 1/2 on each anniversary until they are fully vested on June 2, 2008.

(3)         On October 25, 2004 16,537 (dividend-adjusted) options were granted to Ms. Clary. Options vest 1/5 on each anniversary until they are fully vested on October 25, 2009. On March 8, 2005 26,250 (dividend-adjusted) options were granted to Ms. Clary. Options vest 1/5 on each anniversary until they are  fully vested on March 5, 2010. On March 7, 2006 20,200 options were granted to Ms. Clary. Options vest 1/5 on each anniversary until they are fully vested on March 7, 2011.

(4)         On February 7, 2002 7,717 (dividend-adjusted) options were granted to Mr. Quinn. Options vest 1/5 on each anniversary until they are fully vested on February 7, 2007. On March 31,2003 14,700 (dividend-adjusted) options were granted to Mr. Quinn. Options vest 1/5 on each anniversary until they are fully vested on March 31, 2008. On February 11, 2004 16,537 (dividend-adjusted) options were granted to Mr. Quinn. Options vest 1/5 on each anniversary until they are fully vested on February 11, 2009. On March 8,2005 21,000 (dividend-adjusted) options were granted to Mr. Quinn. Options vest 1/5 on each anniversary until they are fully vested on March 8, 2010. On March 7, 2006 25,000 options were granted to Mr. Quinn. Options vest 1/5 on each anniversary until they are fully vested on March 7, 2011.

(5)         On February 7, 2002 23,152 (dividend-adjusted) options were granted to Mr. Held. Options vest 1/5 on each anniversary until they are fully vested on February 7, 2007. On March 31, 2003 14,700 (dividend-adjusted) options were granted to Mr. Held. Options vest 1/5 on each anniversary until they are fully vested on March 31, 2008. On February 11, 2004 15,435 (dividend-adjusted) options were granted to Mr. Held. Options vest 1/5 on each anniversary until they are fully vested on February 11, 2009. On March 8, 2005 15,750 (dividend-adjusted) options were granted to Mr. Held. Options vest 1/5 on each anniversary until they are fully vested on March 8, 2010. On March 7, 2006 25,000 options were granted to Mr. Held. Options vest 1/5 on each anniversary until they are fully vested on March 7, 2011. On March 27, 2006 10,000 options were granted to Mr. Held. Options vest 1/5 on each anniversary until they are fully vested on March 27, 2011.

(6)         On September 12, 2005 10,500 (dividend-adjusted) options were granted to Mr. Mann. Options vest 1/5 on each anniversary until they are fully vested on September 12, 2010. On March 7, 2006 8,000 options were granted to Mr. Mann. Options vest 1/5 on each anniversary until they are fully vested on March 7, 2011.

(7)         On February 7, 2002 67,914 (dividend-adjusted) options were granted to Mr. Moerbeek. Options vest 1/5 on each anniversary until they were fully vested on February 7, 2007. On March 31, 2003 58,800 (dividend-adjusted) options were granted to Mr. Moerbeek. Options vest 1/5 on each anniversary until they are fully vested on March 31, 2008. On February 11, 2004 55,125 (dividend-adjusted) options were granted to Mr. Moerbeek. Options vest 1/5 on each anniversary until they are fully vested on February 11, 2009. On March 7, 2006 50,000 options were granted to Mr. Moerbeek. Options vest 1/5 on each anniversary until they are fully vested on March 7, 2011.

OPTION EXERCISES AND STOCK VESTED

The following table shows information on exercised and unexercised stock options held, value realized from options exercised during 2006 and the value of unexercised options for the chief executive officer of the Company and the other named executive officers.

(a)	(b)	(c)	(d)	(e)
	Option Awards		Stock Awards
Name and Principal Position	Number of Securities Acquired on Exercise(#)	Value Realized on Exercise($)	Number of Shares Acquired on Vesting(#)	Value Realized on Vesting($)
Anton C. Garnier, Executive Vice Chairman(1)	175,891	$1,593,411	0	N/A
Mark A. Swatek, Chief Executive Officer	0	$0	0	N/A
Cheryl L. Clary, Chief Financial Officer	8,557	$41,869	0	N/A
Michael O. Quinn, President of the Utility Group	14,177	$129,902	0	N/A
Stephen C. Held, President of the Services Group	21,432	$132,500	0	N/A
James E. Mann, Vice President, Controller	0	$0	0	N/A
One named executive officer who would have been included as a named executive officer had he served until the end of 2006:
Peter J. Moerbeek, President and Chief Operating Officer(2)	489,769	$3,363,941	0	N/A

(1)            Mr. Garnier was Chief Executive Officer until May 2006.

(2)            Mr. Moerbeek resigned from the Company in June 2006 and entered into a consulting agreement with the Company following his termination. As permitted by the terms of the option plan, Mr. Moerbeek exercised a significant number of options during the year.

PENSION BENEFITS

The Southwest Water Company Supplemental Executive Retirement Plan (the “SERP”) was adopted by the Company effective May 8, 2000. Two executive officers of the Company have been selected by the Compensation and Organization Committee as participants in the SERP: Messrs. Garnier and Moerbeek. Under the SERP, in most cases, a vested participant with five to 10 years of service will be eligible for a yearly benefit for his or her lifetime beginning at age 65 equal to: the participant’s average annual compensation multiplied by the applicable compensation percentage as defined by the SERP, less (i) the Social Security benefit for the most recent five years of employment and less (ii) benefits received under the Company sponsored Noncontributory Defined Benefit Pension Plan, which was terminated effective December 31, 1999.

The following table summarizes the pension benefits paid or earned by each of the named executive officers for the fiscal year ended December 31, 2006.

(a)	(b)	(c)	(d)	(e)
Name and Principal Position	Plan Name	Number of Years Credited Service(#)	Present Value of Accumulated Benefit($)	Payments During Last Fiscal Year($)
Anton C. Garnier, Executive Vice Chairman(1)	SERP	35 (1)	$1,049,646	$0
Mark A. Swatek, Chief Executive Officer	N/A	N/A	N/A	N/A
Cheryl L. Clary, Chief Financial Officer	N/A	N/A	N/A	N/A
Michael O. Quinn, President of the Utility Group	N/A	N/A	N/A	N/A
Stephen C. Held, President of the Services Group	N/A	N/A	N/A	N/A
James E. Mann, Vice President, Controller	N/A	N/A	N/A	N/A
One named executive officer who would have been included as a named executive officer had he served at the end of 2006:
Peter J. Moerbeek, President and Chief Operating Officer	SERP	11	$174,439	$174,439 (2)

(1)            Mr. Garnier was Chief Executive Officer until May 2006 and has 39 years of service through December 31, 2006.

(2)            Mr. Moerbeek, per the terms of the SERP, selected a lump sum payment from the SERP as the form of his retirement benefit. Upon his resignation from the Company, he became eligible for the SERP benefit as shown in columns (d) and (e). The benefit was paid to Mr. Moerbeek in January 2007.

NONQUALIFIED DEFERRED COMPENSATION

The Nonqualified Deferred Compensation Plan was implemented January 2002. The purpose of the Plan is to provide benefits to a select group of management or highly compensated employees and Directors who contribute materially to the continued growth development and success of the Company.

Participants in the Deferred Compensation Plan annually may elect to defer up to 50% of their base annual salary and up to 100% of their bonus, commission or director fees. The Deferred Compensation Plan provides for a fixed rate of interest on amounts deferred. The interest is determined annually and is referred to as the preferred crediting rate. The preferred crediting rate is 120% of the crediting rate which is based on the average corporate bond yield published in the Merchant Bond Record as the “Corporate Bond Yield Average – AV Corp” for the previous September. A participant in the plan earns the preferred crediting rate after five (5) years of plan participation. Should the participant not participate for five (5) years, then she or he will only earn the crediting rate on amounts deferred. All earnings are based on the preferred crediting rate. In 2006, the preferred crediting rate was 6.64% and the crediting rate was 5.53%.

The following table summarizes the nonqualified deferred compensation paid or earned by each of the named executive officers for the fiscal year ended December 31, 2006.

(a)	(b)	(c)	(d)	(e)	(f)
Name and Principal Position	Executive Contribution in Last FY($)(1)	Registrant Contributions in Last FY($)	Aggregate Earnings in Last FY($)	Aggregate Withdrawals/ Distributions($)	Aggregate Balance at Last FYE($)
Anton C. Garnier, Executive Vice Chairman(2)	$3,000	$0	$1,161	$0	$18,657
Mark A. Swatek, Chief Executive Officer	N/A	N/A	N/A	N/A	N/A
Cheryl L. Clary, Chief Financial Officer	$70,356	$0	$5,969	$0	$95,873
Michael O. Quinn, President of the Utility Group	$6,810	$0	$8,029	$0	$128,949
Stephen C. Held, President of the Services Group	N/A	N/A	N/A	N/A	N/A
James E. Mann, Vice President, Controller	N/A	N/A	N/A	N/A	N/A
One named executive officer who would have been included as named executive officer had he served until the end of 2006:
Peter J. Moerbeek, President and Chief Operating Officer(3)	$76,300	$0	$20,001	$336,856	$0

(1)            Amounts disclosed are included in the salary or Non-Equity Incentive amounts shown in the Summary Compensation Table on page 23 and noted in the footnotes to each named executive officer who participated in the Deferred Compensation Plan in 2006.

(2)            Mr. Garnier was Chief Executive Officer until May 2006.

(3)            Mr. Moerbeek’s contribution in 2006 includes 100% of $75,000, an amount that represents the Non-Equity Incentive award to him for 2005.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL TABLE

The following tables reflect the amount of compensation which would be paid or has been paid to each of the named executive officers in the event of a termination of their employment. The amount of compensation payable to each named executive officer upon voluntary termination or retirement, involuntary not-for-cause termination, for cause termination, termination following a change of control and in the event of disability or death of the executive is shown. The amounts assume that the termination was effective as of December 31, 2006, and thus includes amounts earned through that time and are estimates of the amounts which would be paid to the executives upon termination. The actual amounts to be paid can only be determined at the time of the executive’s separation from the Company.

Payments Made Upon Termination

Regardless of the manner in which a named executive officer’s employment terminates, he or she may be entitled to receive amounts earned during his or her employment. Such amounts include:

•       shares awarded under the Company’s Equity Incentive Plan;

•       amounts contributed under the 401(k) Plan and the Deferred Compensation Plan;

•       unused vacation pay (vacation entitlement); and

•       amounts accrued and vested through the Company’s Supplemental Executive Retirement Plan.

Payments Made Upon Change of Control

The Company has entered into Change of Control Severance Agreements with certain named executive officers. Pursuant to these agreements, if an executive’s employment is terminated following a change of control (other than termination by the Company for cause or by reason of death or disability) or if the executive terminates her or his employment in certain circumstances defined in the agreement which constitute “good reason”, in addition to the benefits listed under the heading “Payments Made Upon Termination”:

•       the named executive officer will receive a lump sum severance payment of 2.99 times the sum of the executive’s base salary and the average annual bonus earned by the executive pursuant to incentive compensation plans maintained by the Company in the three prior fiscal years;

•       all stock options held by the executive will automatically vest and become exercisable; and

•       the Nonqualified Deferred Compensation Plan benefits for the named executive officer are determined using the preferred crediting rate regardless of years of plan participation.

Generally, pursuant to the agreements, a change of control is deemed to occur:

(1)            if any person or group acquires 50% or more of the Company’s voting securities (other than securities acquired directly from the Company or its affiliates);

(2)            if a majority of the Directors as of the date of the agreement are replaced other than in specific circumstances;

(3)            In the event of a merger or other reorganization or business combination in which voting control of the Company changes hands, or if there is a sale of all or substantially all of the Company’s assets; or

(4)            A liquidation or dissolution of the Company.

POTENTIAL PAYMENTS UPON POST TERMINATION

The following table shows the potential payments upon the various termination scenarios for Anton C. Garnier.

Executive Payments & Benefits upon Termination/COC	Voluntary Termination	Retirement		Involuntary Termination for Cause		Involuntary Termination without Cause		Change-of- Control without Termination	Change-of- Control with Termination for Good Reason/without Cause	Death		Disability
Compensation:
Severance	N/A	N/A		$ 0		$ 635,250		N/A	N/A	N/A		$ 371,250
Long-Term Incentive(1)
Unvested Stock Options(2)	N/A	N/A		$ 0		$ 0		N/A	N/A	$ 0		$ 278,449
Vested Stock Options(2)	N/A	$ 2,518,021	(4)	$ 0	(6)	$ 2,518,021	(4)	N/A	N/A	$ 2,518,021	(5)	$ 2,518,021	(5)
Benefits & Perquisites:
Supplemental Executive Retirement Plan	N/A	$ 1,049,646	(9)	$ 0		$ 1,049,646	(9)	N/A	N/A	$ 1,049,646	(9)	$ 1,049,646	(9)
Deferred Compensation Plan	N/A	$ 18,658		$ 18,658		$ 18,658		N/A	N/A	$ 18,658		$ 18,658
Disability Benefit Plan (Insured Benefits)	N/A	N/A		N/A		N/A		N/A	N/A	N/A		$ 202,089	(7)
Death Benefit Plan (Insured Benefits)	N/A	N/A		N/A		N/A		N/A	N/A	$ 500,000	(8)	N/A
401(k) Plan	N/A	$ 1,712,700		$ 1,712,700		$ 1,712,700		N/A	N/A	$ 1,712,700		$ 1,712,700
Vacation Entitlement	N/A	$ 69,263		$ 69,263		$ 69,263		N/A	N/A	$ 69,263		$ 69,263
280G Scaleback(3)	N/A	N/A		N/A		N/A		N/A	N/A	N/A		N/A
Total	N/A	$ 5,368,288		$ 1,800,621		$ 6,003,538		N/A	N/A	$ 5,868,288		$ 6,220,076

(1)             Equity Awards are valued at Southwest Water’s closing stock price of $13.76 as of December 29, 2006.

(2)             Represents intrinsic value of stock options.

(3)             The executive is not covered under a Change of Control Severance Agreement.

(4)             Options expire 3 months from termination date for retirement, or involuntary termination without good cause under the SWWC 2006 Equity Incentive Plan.

(5)             Options expire 1 year from termination for death and disability.

(6)             Upon termination of employment for any reason other than death, retirement, disability or a termination by the Company not for good cause, the options will expire immediately.

(7)             Value is based on a monthly disability benefit of $10,000 per month paid through Social Security at normal retirement age. The number has been present valued at a rate equivalent to an annual discount rate of 4.75%.

(8)             Reflects life insurance death benefit payable to the executive’s beneficiaries. Includes benefits provided through a group life insurance plan generally offered to all employees. The executive is also covered under the Company sponsored Accidental Death and Dismemberment plans, which would provide additional benefits to the executive’s beneficiaries in the event of Accidental Death in the amount of $500,000.

(9)             See Pension Benefits Table for assumptions used.

POTENTIAL PAYMENTS UPON POST TERMINATION

The following table shows the potential payments upon the various termination scenarios for Mark A. Swatek.

Executive Payments & Benefits upon Termination/COC	Voluntary Termination		Retirement	Involuntary Termination for Cause		Involuntary Termination without Cause		Change-of- Control without Termination	Change-of- Control with Termination for Good Reason/without Cause		Death		Disability
Compensation:
Severance	$ 0		N/A	$ 0		$ 0		$ 0	$ 1,121,250		$ 0		$ 0
Long-Term Incentives(1)
Unvested Stock Options(2)	$ 0		N/A	$ 0		$ 0		$ 42,000	$ 42,000	(4)	$ 0		$ 0
Vested Stock Options(2)	$ 0	(4)	N/A	$ 0	(4)	$ 0	(4)	$ 0	$ 0	(4)	$ 0	(4)	$ 0	(4)
Benefits & Perquisites:
Supplemental Executive Retirement Plan	N/A		N/A	N/A		N/A		N/A	N/A		N/A		N/A
Deferred Compensation Plan	N/A		N/A	N/A		N/A		N/A	N/A		N/A		N/A
Disability Benefit Plan (Insured Benefits)	N/A		N/A	N/A		N/A		N/A	N/A		N/A		$ 1,129,093	(5)
Death Benefit Plan (Insured Benefits)	N/A		N/A	N/A		N/A		N/A	N/A		$ 750,000	(6)	N/A
401(k) Plan	$ 13,728		N/A	$ 13,728		$ 13,728		N/A	$ 13,728		$ 13,728		$ 13,728
Vacation Entitlement	$ 13,558		N/A	$ 13,558		$ 13,558		N/A	$ 13,558		$ 13,558		$ 13,558
280G Scaleback(3)	N/A		N/A	N/A		N/A		$ 0	$ 0		N/A		N/A
Total	$ 27,286		N/A	$ 27,286		$ 27,286		$ 42,000	$ 1,190,536		$ 777,286		$ 1,156,379

(1)             Equity Awards are valued at Southwest Water’s closing stock price of $13.76 as of December 29, 2006.

(2)             Represents intrinsic value of stock options.

(3)             Under the executive’s Change of Control Severance Agreement, if payments are subject to excise taxes imposed under IRC Section 4999, the executive’s Change of Control Payments and other severance benefits under this Agreement shall be reduced to such lesser amounts as would result in no portion of such severance benefits being classified as excess parachute payments. The following major assumptions were used to calculate payments under IRC Section 280G:

•                      Options are assumed cashed out at each option’s intrinsic value assuming a December 29, 2006 closing stock price of $13.76.

•                      Parachute payments for time vesting stock options were valued using Treasury Reg. Sec. 1.2006-1 Q&A 24(c).

•                      No value has been assigned to the non-compete provisions found in the executive’s Change of Control Severance Agreement.

(4)             Upon termination of employment for any reason, Mr. Swatek’s options will expire immediately.

(5)             Value is based on a monthly disability benefit of $10,000 per month paid through Social Security at normal retirement age. The number has been present valued at a rate equivalent to an annual discount rate of 4.75%.

(6)             Reflects life insurance death benefit payable to the executive’s beneficiaries. Includes benefits provided through a group life insurance plan generally offered to all employees. The executive is also covered under the Company sponsored Accidental Death and Dismemberment plans, which would provide additional benefits to the executive’s beneficiaries in the event of Accidental Death, in the amount of, $750,000.

POTENTIAL PAYMENTS UPON POST TERMINATION

The following table shows the potential payments upon the various termination scenarios for Cheryl L. Clary.

Executive Payments & Benefits upon Termination/COC	Voluntary Termination		Retirement	Involuntary Termination for Cause		Voluntary for Good Reason		Involuntary Termination without Cause		Change-of- Control without Termination	Change-of- Control with Termination for Good Reason/without Cause		Death		Disability
Compensation:
Severance	$ 0		N/A	$ 0		$ 178,750		$ 178,750		$ 0	$ 754,975		N/A		N/A
Long-Term Incentives(1)
Unvested Stock Options(2)	$ 0		N/A	$ 0		$ 21,506		$ 21,506		$ 76,956	$ 76,956	(4)	N/A		N/A
Vested Stock Options(2)	$ 0	(6)	N/A	$ 0	(6)	$ 0	(6)	$ 9,064	(4)	$ 9,064	$ 9,064	(4)	$ 9,064	(5)	$ 9,064	(5)
Benefits & Perquisites:
Supplemental Executive Retirement Plan	N/A		N/A	N/A		N/A		N/A		N/A	N/A		N/A		N/A
Deferred Compensation Plan	$ 94,648		N/A	$ 94,648		$ 94,648		$ 94,648		N/A	$ 95,873		$ 94,648		$ 94,648
Disability Benefit Plan (Insured Benefits)	N/A		N/A	N/A		N/A		N/A		N/A	N/A		N/A		$ 1,279,106	(7)
Death Benefit Plan (Insured Benefits)	N/A		N/A	N/A		N/A		N/A		N/A	N/A		$ 750,000	(8)	N/A
401(k) Plan	$ 43,112		N/A	$ 43,112		$ 43,112		$ 43,112		N/A	$ 43,112		$ 43,112		$ 43,112
Vacation Entitlement	$ 16,826		N/A	$ 16,826		$ 16,826		$ 16,826		N/A	$ 16,826		$ 16,826		$ 16,826
280G Scaleback(3)	N/A		N/A	N/A		N/A		N/A		$ 0	$ (275,043)		N/A		N/A
Total	$ 154,586		N/A	$ 154,586		$ 354,843		$ 363,907		$ 86,020	$ 721,763		$ 913,650		$ 1,442,756

(1)    Equity Awards are valued at Southwest Water’s closing stock price of $13.76 as of December 29, 2006.

(2)    Represents intrinsic value of stock options.

(3)    Under the executive’s Change of Control Severance Agreement, if payments are subject to excise taxes imposed under IRC Section 4999, the executive’s Change of Control Payments and other severance benefits under this Agreement shall be reduced to such lesser amounts as would result in no portion of such severance benefits being classified as excess parachute payments. The following major assumptions were used to calculate payments under IRC Section 280G:

a.  Options are assumed cashed out at each option’s intrinsic value assuming a December 29, 2006 closing stock price of $13.76.

b. Parachute payments for time vesting stock options were valued using Treasury Reg. Sec. 1.2006- 1 Q&A 24(c).

c.  No value has been assigned to the non-compete provisions found in the executive’s Change of Control Severance Agreement.

(4)    Options expire 3 months from termination date for retirement, or involuntarily termination without good cause under the SWWC 2006 Equity Incentive Plan.

(5)    Options expire 1 year from termination for death and disability.

(6)    Upon termination of employment for any reason other than death, retirement, disability or a termination by the Company not for good cause, the options will expire immediately.

(7)    Value is based on a monthly disability benefit of $10,000 per month paid through Social Security at normal retirement age. The number has been present valued at a rate equivalent to an annual discount rate of 4.75%.

(8)    Reflects life insurance death benefit payable to the executive’s beneficiaries. Includes benefits provided through a group life insurance plan generally offered to all employees. The executive is also covered under the Company sponsored Accidental Death and Dismemberment plans, which would provide additional benefits to the executive’s beneficiaries in the event of Accidental Death, in the amount of, $750,000.

POTENTIAL PAYMENTS UPON POST TERMINATION

The following table shows the potential payments upon the various termination scenarios for Michael O. Quinn.

Executive Payments & Benefits upon Termination/COC	Voluntary Termination	Retirement		Involuntary Termination for Cause		Voluntary for Good Reason		Involuntary Termination without Cause		Change-of- Control without Termination	Change-of- Control with Termination for Good Reason/without Cause		Death		Disability
Compensation:
Severance	N/A	$ 0		$ 0		$ 365,500		$ 365,500		$ 0	$ 992,680		$ 0		$ 0
Long-Term Incentives(1)
Unvested Stock Options(2)	N/A	$ 0		$ 0		$ 63,940		$ 63,940		$ 86,461	$ 86,461	(4)	$ 0		$ 0
Vested Stock Options(2)	N/A	$ 92,239	(4)	$ 0	(6)	$ 0	(6)	$ 92,239	(4)	$ 92,239	$ 92,239	(4)	$ 92,239	(5)	$ 92,239	(5)
Benefits & Perquisites:
Supplemental Executive Retirement Plan	N/A	N/A		N/A		N/A		N/A		N/A	N/A		N/A		N/A
Deferred Compensation Plan	N/A	$ 128,950		$ 128,950		$ 128,950		$ 128,950		N/A	$ 128,950		$ 128,950		$ 128,950
Disability Benefit Plan (Insured Benefits)	N/A	N/A		N/A		N/A		N/A		N/A	N/A		N/A		$ 606,783	(7)
Death Benefit Plan (Insured Benefits)	N/A	N/A		N/A		N/A		N/A		N/A	N/A		$ 500,000	(8)	N/A
401(k) Plan	N/A	$ 889,400		$ 889,400		$ 889,400		$ 889,400		N/A	$ 889,400		$ 889,400		$ 889,400
Vacation Entitlement	N/A	$ 45,352		$ 45,352		$ 45,352		$ 45,352		N/A	$ 45,352		$ 45,352		$ 45,352
280G Scaleback(3)	N/A	N/A		N/A		N/A		N/A		$ 0	$ (59,712)		N/A		N/A
Total	N/A	$ 1,155,941		$ 1,063,702		$ 1,493,143		$ 1,585,381		$ 178,699	$ 2,294,794		$ 1,655,941		$ 1,762,724

(1)    Equity Awards are valued at Southwest Water’s closing stock price of $13.76 as of December 29, 2006.

(2)    Represents intrinsic value of stock options.

(3)    Under the executive’s Change of Control Severance Agreement, if payments are subject to excise taxes imposed under IRC Section 4999, the executive’s Change of Control Payments and other severance benefits under this Agreement shall be reduced to such lesser amounts as would result in no portion of such severance benefits being classified as excess parachute payments. The following major assumptions were used to calculate payments under IRC Section 280G:

a.  Options are assumed cashed out at each option’s intrinsic value assuming a December 29, 2006 closing stock price of $13.76.

b. Parachute payments for time vesting stock options were valued using Treasury Reg. Sec. 1.2006-1 Q&A 24(c).

c.  No value has been assigned to the non-compete provisions found in the executive’s Change of Control Severance Agreement.

(4)    Options expire 3 months from termination date for retirement, or involuntarily termination without good cause under the SWWC 2006 Equity Incentive Plan.

(5)    Options expire 1 year from termination for death and disability.

(6)    Upon termination of employment for any reason other than death, retirement, disability or a termination by the Company not for good cause, the options will expire immediately.

(7)    Value is based on a monthly disability benefit of $10,000 per month paid through Social Security at normal retirement age. The number has been present valued at a rate equivalent to an annual discount rate of 4.75%.

(8)    Reflects life insurance death benefit payable to the executive’s beneficiaries. Includes benefits provided through a group life insurance plan generally offered to all employees. The executive is also covered under the Company sponsored Accidental Death and Dismemberment plans, which would provide additional benefits to the executive’s beneficiaries in the event of Accidental Death, in the amount of $500,000.

POTENTIAL PAYMENTS UPON POST TERMINATION

The following table shows the potential payments upon the various termination scenarios for Stephen C. Held.

Executive Payments & Benefits upon Termination/COC	Voluntary Termination	Retirement		Involuntary Termination for Cause		Involuntary Termination without Cause		Change-of- Control without Termination	Change-of- Control with Termination for Good Reason/without Cause		Death		Disability
Compensation:
Severance	N/A	N/A		$ 0		$ 0		$ 0	$ 812,283		$ 0		$ 0
Long-Term Incentives(1)
Unvested Stock Options(2)	N/A	N/A		$ 0		$ 0		$ 91,085	$ 91,085	(4)	$ 0		$ 0
Vested Stock Options(2)	N/A	$ 9	(4)	$ 0	(6)	$ 9	(4)	$ 9	$ 9	(4)	$ 9	(5)	$ 9	(5)
Benefits & Perquisites:
Supplemental Executive Retirement Plan	N/A	N/A		N/A		N/A		N/A	N/A		N/A		N/A
Deferred Compensation Plan	N/A	N/A		N/A		N/A		N/A	N/A		N/A		N/A
Disability Benefit Plan (Insured Benefits)	N/A	N/A		N/A		N/A		N/A	N/A		N/A		$ 917,226	(7)
Death Benefit Plan (Insured Benefits)	N/A	N/A		N/A		N/A		N/A	N/A		$ 600,000	(8)	N/A
401(k) Plan	N/A	$ 166,209		$ 166,209		$ 166,209		N/A	$ 166,209		$ 166,209		$ 166,209
Vacation Entitlement	N/A	$ 33,328		$ 33,328		$ 33,328		N/A	$ 33,328		$ 33,328		$ 33,328
280G Scaleback(3)	N/A	N/A		N/A		N/A		$ 0	$ 0	(3)	N/A		N/A
Total	N/A	$ 199,546		$ 199,537		$ 199,546		$ 91,094	$ 1,102,914		$ 799,546		$ 1,116,772

(1)             Equity Awards are valued at Southwest Water’s closing stock price of $13.76 as of December 29, 2006.

(2)             Represents intrinsic value of stock options.

(3)             Under the executive’s Change of Control Severance Agreement, if payments are subject to excise taxes imposed under IRC Section 4999, the executive’s Change of Control Payments and other severance benefits under this Agreement shall be reduced to such lesser amounts as would result in no portion of such severance benefits being classified as excess parachute payments. The following major assumptions were used to calculate payments under IRC Section 280G:

a.                  Options are assumed cashed out at each option’s intrinsic value assuming a December 29, 2006 closing stock price of $13.76.

b.                 Parachute payments for time vesting stock options were valued using Treasury Reg. Sec. 1.2006-1 Q&A 24(c).

c.                  No value has been assigned to the non-compete provisions found in the executive’s Change of Control Severance Agreement.

(4)             Options expire 3 months from termination date for retirement, or involuntarily termination without good cause under the SWWC 2006 Equity Incentive Plan.

(5)             Options expire 1 year from termination for death and disability.

(6)             Upon termination of employment for any reason other than death, retirement, disability or a termination by the Company not for good cause, the options will expire immediately.

(7)             Value is based on a monthly disability benefit of $10,000 per month paid through Social Security at normal retirement age. The number has been present valued at a rate equivalent to an annual discount rate of 4.75%.

(8)             Reflects life insurance death benefit payable to the executive’s beneficiaries. Includes benefits provided through a group life insurance plan generally offered to all employees. The executive is also covered under the Company sponsored Accidental Death and Dismemberment plans, which would provide additional benefits to the executive’s beneficiaries in the event of Accidental Death, in the amount of $600,000.

POTENTIAL PAYMENTS UPON POST TERMINATION

The following table shows the potential payments upon the various termination scenarios for James E. Mann.

Executive Payments & Benefits upon Termination/COC	Voluntary Termination		Retirement	Involuntary Termination for Cause		Involuntary Termination without Cause		Change-of- Control without Termination	Change-of- Control with Termination for Good Reason/without Cause	Death		Disability
Compensation:
Severance	$ 0		N/A	$ 0		$ 0		$ 0	N/A	$ 0		$ 0
Long-Term Incentives(1)
Unvested Stock Options(2)	$ 0		N/A	$ 0		$ 0		N/A	N/A	$ 0		$ 0
Vested Stock Options(2)	$ 0	(6)	N/A	$ 0	(6)	$ 1,092	(4)	N/A	N/A	$ 1,092	(5)	$ 1,092
Benefits & Perquisites:
Supplemental Executive Retirement Plan	$ 0		N/A	$ 0		$ 0		N/A	N/A	N/A		N/A
Deferred Compensation Plan	N/A		N/A	N/A		N/A		N/A	N/A	N/A		N/A
Disability Benefit Plan (Insured Benefits)	N/A		N/A	N/A		N/A		N/A	N/A	N/A		$ 894,195	(7)
Death Benefit Plan (Insured Benefits)	N/A		N/A	N/A		N/A		N/A	N/A	$ 250,000	(8)	N/A
401(k) Plan	$ 22,690		N/A	$ 22,690		$ 22,690		N/A	N/A	$ 22,690		$ 22,690
Vacation Entitlement	$ 12,373		N/A	$ 12,373		$ 12,373		N/A	N/A	$ 12,373		$ 12,373
280G Scaleback(3)	N/A		N/A	N/A		N/A		N/A	N/A	N/A		N/A
Total	$ 35,063		N/A	$ 35,063		$ 36,155		N/A	N/A	$ 286,155		$ 930,350

(1)             Equity Awards are valued at Southwest Water’s closing stock price of $13.76 as of December 29, 2006.

(2)             Represents intrinsic value of stock options.

(3)             The executive is not covered under a Change of Control Severance Agreement.

(4)             Options expire 3 months from termination date for retirement or involuntarily termination without good cause under the SWWC 2006 Equity Incentive Plan.

(5)             Options expire 1 year from termination for death and disability.

(6)             Upon termination of employment for any reason other than death, retirement, disability or a termination by the Company not for good cause, the options will expire immediately.

(7)             Value is based on a monthly disability benefit of $8,000 per month paid through Social Security at normal retirement age. The number has been present valued at a rate equivalent to an annual discount rate of 4.75%.

(8)             Reflects life insurance death benefit payable to the executive’s beneficiaries. Includes benefits provided through a group life insurance plan generally offered to all employees. The executive is also covered under the Company sponsored Accidental Death and Dismemberment plans, which would provide additional benefits to the executive’s beneficiaries in the event of Accidental Death, in the amount of $250,000.

PAYMENTS UPON TERMINATION

The following table shows payments made to Peter J. Moerbeek who terminated in 2006.

Executive Payments & Benefits upon Termination/COC	Separation Payments
Compensation:
Consulting Services	$0
Long-Term Incentives
Vested Stock Options	$3,241,426	(1)
Benefits & Perquisites:
Supplemental Executive Retirement Plan	$174,439
Deferred Compensation Plan	$336,856
Disability Benefit Plan (Insured Benefits)	N/A
Death Benefit Plan (Insured Benefits)	N/A
401(k) Plan	$479,484
Vacation Entitlement	$32,219
Total	$4,264,423

(1)           See Option Exercises and Stock Vested Table on page 28. Mr. Moerbeek exercised 489,769 options and realized $3,363,941 of option gain in 2006. However, 30,000 of the shares were exercised prior to his termination date. The value detailed above represents exercised gains in 2006 less exercised gains prior to his termination date.

EQUITY COMPENSATION PLAN INFORMATION

The following information is as of December 31, 2006 and shows plans under which shares of Southwest Water’s common stock may be issued.

	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities available for future issuance under equity compensation plans
Equity Incentive Plan approved by stockholders (the “EIP”)	1,644,191	$10.64	1,211,239
Employee Stock Purchase Plan approved by stockholders (the “ESPP”)	N/A	N/A	876,636
Equity compensation plans not approved by stockholders(1)		6.23	N/A
Total:

(1)           Represents warrants issued to consultants as compensation for their participation in the Company’s purchase of the City of West Covina’s water distribution system and facilities in 2000. The warrants are currently exercisable, terminate in 2014 and contain equitable anti-dilution adjustment rights.

DIRECTOR COMPENSATION

The following table provides information on Southwest Water’s non-employee Directors compensation who served during fiscal year ended December 31, 2006.

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Name(1)	Fees Earned or Paid in Cash ($)(2)	Stock Awards ($)	Option Awards ($)(3)(4)	Non-Equity Incentive Plan Compensation ($)	Change of Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total($)
James C. Castle	$41,000	N/A	$42,187	N/A	N/A	N/A	$83,187
H. Frederick Christie	$68,000	N/A	$42,187	N/A	N/A	N/A	$110,187
Linda Griego	$23,000	N/A	$15,351	N/A	N/A	N/A	$38,351
Donovan D. Huennekens	$55,000	N/A	$42,187	N/A	$5,504	N/A	$102,691
William D. Jones	$48,000	N/A	$44,508	N/A	N/A	N/A	$92,508
Maureen A. Kindel	$58,000	N/A	$42,187	N/A	N/A	N/A	$100,187
Richard G. Newman	$56,000	N/A	$42,187	N/A	N/A	N/A	$98,187

(1)            Mark A. Swatek, the Company’s Chief Executive Officer and Chairman of the Board, and Anton C. Garnier, the Company’s Executive Vice Chair of the Board, are not included in this table because they are employees of the Company and receive no compensation for their service as directors.

(2)            The fees for non-employee Directors include: (a) The annual retainer of $24,000; (b) per meeting fee of $1,000; (c) annual chair retainer of $3,000 for the chair of the Financial Planning and Investment Committee and the chair of the Nominating and Governance Committee. The chair of the Audit Committee receives an annual retainer of $5,000 and the chair of the Compensation and Organization Committee receives an annual retainer of $4,000.

(3)            A non-employee Director receives an initial option grant of 10,000 shares of the Company’s common stock when he or she becomes a Director. In addition, at each subsequent Annual Meeting each Director receives an award of options for shares adjusted to reflect stock splits and dividends since May 2004. Exercise prices for all options granted are at the fair market value of the stock on the date of grant. Fair market value is determined as the closing price of the Company’s stock at the NASDAQ on the trading day preceding the date of grant, if not otherwise determined by the Compensation and Organization Committee.

(4)            The figures here reflect the dollar amount recognized for financial statement reporting purposes for fiscal year ended December 31, 2006, in accordance with FAS 123(R), as described in footnote 13 in our Annual Report on Form 10-K, and includes amounts from awards granted in and prior to 2006.

AUDIT COMMITTEE REPORT

Report of the Audit Committee

The Audit Committee of Southwest Water’s Board of Directors is composed of four independent Directors, in compliance with the listing standards of the NASDAQ Stock Market and the SEC rules. The Audit Committee operates under a written charter adopted by the Board of Directors that sets forth the responsibilities and authority of the Audit Committee. The Audit Committee reviewed and amended this charter in February 2007. The Audit Committee Charter is attached to our 2006 Proxy Statement and is also available on Southwest Water’s website at www.swwc.com.

The Audit Committee is responsible for overseeing the Company’s financial reporting process on behalf of the Board of Directors. Management has primary responsibility for Southwest Water’s financial reporting process, internal controls, and compliance with laws and regulations and ethical business standards. The independent accountants are responsible for performing an independent audit of Southwest Water’s consolidated financial statements in accordance with the Standards of the Public Company Accounting Oversight Board (United States) and for issuing an opinion as to the conformity of such financial statements with accounting principles generally accepted in the United States of America.

In this context, and in accordance with its Charter, the Committee has met and held separate discussions with management and the independent accountants, KPMG LLP. The Committee meets separately with Southwest Water’s independent accountants. Management represented to the Committee that Southwest Water’s audited consolidated financial statements for the fiscal year ended December 31, 2006 (the “Financial Statements”), were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed the Financial Statements with management and the independent accountants. The Committee also discussed with the independent accountants the matters required to be discussed by the Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards).

In addition, the Committee has received from the independent accountants the written disclosures and the letter required by the Independence Standards Board No. 1 (Independence Discussion with Audit Committees) and discussed with the independent accountants the accountants’ independence from Southwest Water and its management. The Committee considered the non-audit services that the independent accountants provided in fiscal year 2006 and determined that the provision of those services (if applicable) is compatible with and does not impair the accountants’ independence. In accordance with the Sarbanes-Oxley Act of 2002, the Committee pre-approves all audit and non-audit services performed by the independent accountants.

Based upon the Audit Committee’s review and discussions of the matters referred to above, the Committee has recommended to the Board of Directors that the Financial Statements be included in Southwest Water’s Annual Report on Form 10-K for the year ended December 31, 2006, for filing with the SEC.

Audit Committee

Donovan D. Huennekens, Chairperson
James C. Castle, PhD
William D. Jones
H. Frederick Christie

March 30, 2007

PRINCIPAL ACCOUNTANT FEES AND SERVICES

The Audit Committee appointed KPMG LLP as the Company’s independent accountants for the fiscal year ended December 31, 2006. Representatives of KPMG LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Fees Paid to KPMG LLP

The following table shows the fees billed to Southwest Water for audit and other services provided by KPMG LLP during fiscal 2006 and 2005.

Fee Category	Fiscal 2006 Fees	Fiscal 2005 Fees

Audit Fees	$1,186,802	$887,313
Audit-Related Fees	35,000	7,600
Tax Fees		—
All Other Fees	—	—
Total Fees	$1,221,802	$894,913

Audit Fees:   This amount includes fees necessary to perform an audit and quarterly reviews and services that generally only the independent accountant can reasonable provide, such as comfort letters, statutory audits, attest services, consents and review of documents filed with the SEC.

Audit Related Fees:   Consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of Southwest Water’s consolidated financial statements and are not reported under “Audit Fees.”  These services include consultations or filings in connection with SEC 1933 Act.

Tax Fees:   Consist of fees billed for professional services for tax compliance, tax advice and tax planning. Tax compliance/preparation consists of fees billed for professional services related to federal and state tax compliance, assistance with tax audits and appeals and assistance related to the impact of mergers, acquisitions and divestitures on tax return preparation.

All Other Fees:   Consist of fees for services for operational internal auditing, bookkeeping and operational assessments.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Accountants:   The Audit Committee pre-approves all audit and non-audit services provided by the independent accountants. The Audit Committee has adopted a policy regarding the pre-approval of services provided by the independent accountants. Under the policy, pre-approval is detailed as to the particular service or category of services and is subject to a specific budget. The Audit Committee may delegate pre-approval authority to one or more of its members.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Our Directors, executive officers and owners of more than 10 percent of our securities are required under Section 16(a) of the Exchange Act of, to file reports of ownership and changes in ownership with the SEC. To facilitate compliance, we prepare and file these reports on behalf of our Directors and executive officers. Southwest Water is required to disclose in this Proxy Statement any late filings or failures to file.

Based upon a review of the filings made on their behalf during 2006, as well as an examination of the SEC’s EDGAR system Form 3, 4, and 5 filings and the Company’s records, the following table sets forth exceptions to timely filings:

Name	Transactions Reported
Cheryl L. Clary	Form 4 was filed reporting her 3/7/06 Grant of 20,000 options on 3/20/06.
Shelley A. Farnham	Form 4 was filed reporting her 3/7/06 Grant of 6,000 options on 3/14/06.
Anton C. Garnier	Form 4 was filed reporting his 12/15/06 sale of 1,000 shares on 12/18/06.
Stephen C. Held	Form 5 was filed 1/8/07 reporting his Grant of 10,000 options on 4/1/06.
Donovan D. Huennekens

Form 4 was filed reporting his 4/20/06 Purchase of 299 shares on 10/24/06.
Form 4 was filed reporting his 5/19/06 Purchase of 83 shares on 5/23/06.
Form 4 was filed reporting his 7/20/06 Purchase of 394 shares on 10/24/06.
Form 4 was filed reporting his 8/21/06 Purchase of 78 shares on 8/24/06.
Form 4 was filed reporting his 9/20/06 Purchase of 81 shares on 9/29/06.
Form 4 was filed reporting his 11/20/06 Purchase of 78 shares on 12/21/06.

James E. Mann	Form 4 was filed reporting his 3/7/06 Grant of 8,000 options on 3/14/06.
Peter J. Moerbeek

Form 4 was filed reporting his 3/7/06 Grant of 50,000 options on 3/14/06.
Form 4 was filed reporting his 10/19/06 Exercise of 259 options on 10/24/06.
Form 4 was filed reporting his 11/16/06 Exercise of 52,199 options on 11/22/06.

Michael O. Quinn	Form 4 was filed reporting his 3/7/06 Grant of 25,000 options on 3/14/06.
Mark A. Swatek	Form 5 was filed reporting his 11/20/06 Purchase of 390 shares on 1/12/07.

PROPOSAL 2 – APPROVAL OF THE AMENDMENT TO EXTEND THE EMPLOYEE STOCK PURCHASE PLAN

On February 26, 2007, the Board of Directors unanimously approved extending the date under which the Company can award to employees an option to purchase shares at a discount under the Employee Stock Purchase Plan.

The following is the complete text of the First Amendment to the Southwest Water Company Employee Stock Purchase Plan:

SOUTHWEST WATER COMPANY

FIRST AMENDMENT TO
AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN
EFFECTIVE AS OF JANUARY 1, 2007

SOUTHWEST WATER COMPANY, a Delaware corporation (the “Company”) hereby adopts the following First Amendment to the Amended and Restated Employee Stock Purchase Plan effective as of January 1, 2006 (the “Plan”).

1.         Section 15 of the Plan is amended to read in full as follows:

“Term.   The Plan shall be in effect until December 31, 2012, unless sooner terminated in accordance with Section 11. No Purchase Right may be granted during any period of suspension of the Plan or after termination of the Plan.”

2.         Effect of Amendment. Except as hereby amended, the Amended and Restated Employee Stock Purchase Plan effective as of January 1, 2006, shall remain in effect as originally written.

Certifications

I hereby certify that the foregoing First Amendment to the Southwest Water Company Amended and Restated Employee Stock Purchase Plan was adopted by the Board of Directors of Southwest Water Company on February 27, 2007.

Executed at Los Angeles, California, on this             day of                              , 2007.

Secretary

I hereby certify that the foregoing First Amendment to the Southwest Water Company Amended and Restated Employee Stock Purchase Plan was most recently approved by the stockholders of Southwest Water Company on                          , 2007.

Executed at Los Angeles, California, on this            day of                          , 2007.

Secretary

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO EXTEND THE EMPLOYEE STOCK PURCHASE PLAN.

Approval of the First Amendment of the Employee Stock Purchase Plan requires the affirmative vote of the majority of the shares entitled to be voted on the proposal that are present, in person or by proxy, at the Annual Meeting.

STOCKHOLDER PROPOSALS

The Company anticipates holding its 2008 Annual Meeting of Stockholders on May 20, 2008. Stockholder proposals (including nomination of a person for election to the Board of Directors) to be included in the proxy statement for the 2008 Annual Meeting must be received by the Company’s Secretary not later than December 18, 2007. For proposals to be included, you must comply with the rules of the SEC governing the submission of stockholder proposals.

Under our Bylaws, no business may be brought before an Annual Meeting unless it is specified in the notice of the meeting or is otherwise brought before the meeting by a stockholder entitled to vote who has delivered notice to the Company (containing certain information specified in the Bylaws) not less than 90 days prior to the scheduled Annual Meeting. If a stockholder commences his or her own proxy solicitation for the 2008 Annual Meeting or seeks to nominate a candidate for election or propose business for consideration at such meeting, the Company must receive notice of such proposal no later than February 20, 2008. If the notice is not received by such date, it will be considered untimely under the Company’s Bylaws, and the Company will have discretionary voting authority under proxies solicited for the 2008 Annual Meeting with respect to such proposal, if presented at the meeting. These requirements are separate from and in addition to the SEC’s requirements that the stockholder must meet in order to have a stockholder proposal included in the Company’s Proxy Statement.

All proposals should be submitted in writing to the Company’s Secretary at One Wilshire Building, 624 South Grand Avenue, Suite 2900, Los Angeles, California 90017.

OTHER MATTERS

As of the date of this Proxy Statement, the Board does not know of any matter that will be presented for consideration at the Annual Meeting other than as described in this Proxy Statement.

Whether or not you plan to attend the Annual Meeting, please vote by Internet, telephone or by marking, signing, dating and promptly returning the enclosed proxy in the envelope provided.

By order of the Board of Directors,

Shelley Farnham
Secretary

March 30, 2007

ANNUAL REPORT

On written request, we will provide without charge to each record or beneficial holder of our common stock a copy of our annual report on Form 10-K for the year ended December 31, 2006 as filed with the SEC. You should address your request to Tamika M. Galloway, Sr. Corporate Paralegal of Board and Shareholder Services, Southwest Water Company, 624 South Grand Avenue, Suite 2900, Los Angeles, California, 90017-3782.

We make available on our website, www.swwc.com under Investor Relations, Financial Information, free of charge, our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports as soon as reasonably practicable after we electronically file or furnish such materials to the SEC.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information that we file with the SEC at the SEC’s public reference room at Public Reference Room, 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20259.

Please call the SEC at 1-800-732-0330 for further information on the public reference room. These SEC filings are also available to the public from commercial document retrieval services and at the Internet worldwide website maintained by the SEC at http://www.sec.gov.

ANNUAL MEETING OF STOCKHOLDERS
Tuesday, May 22, 2007
10:00 a.m. Pacific Time

Hotel Location:

The Millennium Biltmore Hotel is located at the intersection of Grand Avenue and 5th Street in downtown Los Angeles. Enter the hotel’s parking lot from Grand Avenue.

Complimentary Parking at the Hotel:

Inform the parking attendant that you are attending Southwest Water Company’s annual meeting. Please bring your parking stub to the meeting for validation.

Millennium Biltmore Hotel Los Angeles

506 South Grand Avenue

Los Angeles, CA 90071

(213) 624-1011

SOUTHWEST WATER COMPANY

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS, MAY 22, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Mark A. Swatek as Proxy holder, with the power to appoint his substitute, and hereby authorizes him to represent and vote, as designated on the reverse side, all eligible shares of Common or Preferred Stock of Southwest Water Company (the “Company”), held of record by the undersigned on March 30, 2007 at the 2007 Annual Meeting of Stockholders to be held at 10:00 a.m., Pacific Time, on May 22, 2007, at the Millennium Biltmore Hotel, Los Angeles, 506 South Grand Avenue, Los Angeles, California 90071, and any adjournment thereof (the “Annual Meeting”).

IMPORTANT—PLEASE SIGN AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY OR VOTE BY INTERNET OR TELEPHONE.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED ACCORDING TO YOUR INSTRUCTIONS ON THE REVERSE SIDE. IF NO INSTRUCTIONS ARE GIVEN BUT THE PROXY IS SIGNED, THIS PROXY WILL BE VOTED FOR ALL DIRECTOR NOMINEES AND FOR PROPOSAL 2.

(Continued and to be marked, dated and signed, on the other side)

Address Change/Comments (Mark the corresponding box on the reverse side)

FOLD AND DETACH HERE

Southwest Water’s Board recommends that you vote your shares “FOR” each of the nominees to the Board and “FOR” the					Please	☐
approval to extend the Employee Stock Purchase Plan.					Mark Here
for Address
Change or
Comments
SEE REVERSE SIDE

1. Election of Class III Directors

					FOR	AGAINST	ABSTAIN
Nominees:			2.	Approval to Extend the Employee Stock	☐	☐	☐
Purchase Plan.

	FOR	AGAINST
	☐	☐
01 H. Frederick Christie			3. To transact such other business as may properly come before the meeting.

	FOR	AGAINST
	☐	☐

This Proxy, when properly executed, will be voted according to your instructions. If no instructions are given but the proxy is signed, this Proxy will be voted FOR the election to the Board of ALL the nominees listed below and FOR proposal 2. In their discretion, the Proxy holders are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

02 Anton C. Garnier

	FOR	AGAINST
	☐	☐
03 Linda Griego

Signature:					Date:

Please date this Proxy and sign it exactly as your name or names appear above.When shares are held by joint tenants, both should sign.When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If shares are held by a corporation, please sign in full corporate name by the president or other authorized officer. If shares are held by a partnership, please sign in full partnership name by an authorized person.

FOLD AND DETACH HERE

WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING,
BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.

Internet and telephone voting is available through May 21, 2007, 11:59 PM Eastern Time.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

	INTERNET http://www.proxyvoting.com/swwc Use the internet to vote your proxy. Have your proxy card in hand when you access the web site.		OR		TELEPHONE 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

To vote by mail; mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.melloninvestor.com/isd where step-by-step instructions will prompt you through enrollment.